                                                                    EXHIBIT 10.3


                                                                  EXECUTION COPY





                            SECURITY TRUST AGREEMENT


                           Dated as of July 15, 1998






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                      T A B L E   O F   C O N T E N T S


SECTION                                                                  PAGE

                                   ARTICLE I

                                  DEFINITIONS
1.01.  Definitions.......................................................   4

1.02.  Construction and Usage............................................  14

                                   ARTICLE II

                                    SECURITY

2.01.  Grant of Security.................................................  15

2.02.  Security for Obligations..........................................  18

2.03.  Grantors Remain Liable............................................  18

2.04.  Delivery of Collateral............................................  18

2.05.  Maintenance of Accounts..........................................   19

2.06.  Maintaining the Non-Trustee Accounts.............................   19

2.07.  Representations and Warranties of the Grantors...................   20

2.08.  Further Assurances...............................................   22

2.09.  Place of Perfection; Records.....................................   23

2.10.  Voting Rights; Dividends; Etc....................................   23

2.11.  As to the Assigned Agreements and Assigned Leases................   24

2.12.  Transfers and Other Encumbrances; Additional Shares or Interests.   25

2.13.  Security Trustee Appointed Attorney-in-Fact......................   25

2.14.  Security Trustee May Perform.....................................   26

2.15.  Covenant to Pay..................................................   26

2.16.  As to Permitted Account Investments..............................   26

2.17.  As to Irish Law..................................................   27


                                  ARTICLE III

                                    REMEDIES

3.01.  Remedies.........................................................   28


                                       i
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

                                   ARTICLE IV

                              REGISTRATION RIGHTS
4.01.  Registration Rights...............................................  29


                                   ARTICLE V

                           SECURITY INTEREST ABSOLUTE

5.01.  Security Interest Absolute........................................  30


                                   ARTICLE VI

                              THE SECURITY TRUSTEE

6.01.  Authorization and Action..........................................  31

6.02.  Absence of Duties.................................................  31

6.03.  Representations or Warranties.....................................  32

6.04.  Reliance; Agents; Advice of Counsel...............................  32

6.05.  Not Acting in Individual Capacity.................................  34


                                  ARTICLE VII

                               SUCCESSOR TRUSTEES

7.01.  Resignation and Removal of Security Trustee.......................  34

7.02.  Appointment of Successor..........................................  34


                                  ARTICLE VIII

                    AGREEMENT AMONG CERTAIN SECURED PARTIES

8.01.  Subordination and Priority.......................................   35

8.02.  Exercise of Remedies.............................................   35

8.03.  Further Agreements of Subordination..............................   36

8.04.  Possession of Collateral.........................................   38

8.05.  Rights of Subrogation............................................   38

8.06.  Further Assurances of Subordinated Representatives...............   38

8.07.  No Change in Rights in Collateral................................   38

8.08.  Waiver of Marshalling and Similar Rights.........................   38

8.09.  Enforcement......................................................   39

8.10.  Obligations Hereunder Not Affected...............................   39

8.11.  Waiver...........................................................   39

8.12.  Senior Obligations and Subordinated Obligations Unimpaired.......   40


8.13.  Upon Discharge of Obligations....................................  40

                                   ARTICLE IX

                             INDEMNITY AND EXPENSES

9.01.  Indemnity........................................................   40

9.02.  Noteholders' Indemnity...........................................   41

9.03.  No Compensation from Secured Parties.............................   41

9.04.  Security Trustee Fees............................................   41


                                   ARTICLE X

                                 MISCELLANEOUS

10.01.  Amendments; Waivers; Etc........................................   41

10.02.  Addresses for Notices...........................................   42

10.03.  No Waiver; Remedies.............................................   42

10.04.  Severability....................................................   42

10.05.  Continuing Security Interest; Assignments.......................   42

10.06.  Release and Termination.........................................   43

10.07.  Currency Conversion.............................................   43

10.08.  Governing Law..................................................    44

10.09.  Jurisdiction...................................................    44

10.10.  Limitations on Liability of Lively.............................    44

10.11.  Letter of Quiet Enjoyment......................................    45

10.12.  Counterparts...................................................    45

10.13.  Table of Contents, Headings, Etc...............................    46



                                   SCHEDULES

Schedule I    Pledged Stock and Pledged Debt

Schedule II   Non-Trustee Account Information

Schedule III  Trade Names

Schedule IV   Chief Place of Business and Chief Executive or Registered Office



                                    EXHIBITS

Exhibit A  Form of Credit Facility Provider Supplement
Exhibit B  Form of Swap Provider Supplement
Exhibit C  Form of Security Trust Agreement Supplement
Exhibit D  Form of Account Letter
Exhibit E  Form of Consent and Agreement
Exhibit F  Form of Service Provider Supplement

                                      iii
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
        Exhibit G  Form of Tax-Related Disposition Agreement Supplement
        Exhibit H  Form of Quiet Enjoyment Letter



                                       iv
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                            SECURITY TRUST AGREEMENT




     SECURITY TRUST AGREEMENT dated as of July 15, 1998, among AerCo LIMITED, a limited liability company incorporated under the laws of Jersey, Channel Islands ("AerCo" or the "Issuer"), the ISSUER SUBSIDIARIES listed on the signature pages hereof, LIVELY LIMITED, a limited liability company incorporated under the laws of Jersey, Channel Islands ("Lively"), as nominee shareholder or shareholder of shares in certain of the Issuer Subsidiaries (each of the Issuer, each such Issuer Subsidiary and Lively, a "Grantor"), GPA ADMINISTRATIVE SERVICES LIMITED, a company incorporated under the laws of Ireland (the "Administrative Agent"), GPA CASH MANAGER II LIMITED, a limited liability company organized under the laws of Ireland (the "Cash Manager"), GPA GROUP PLC, a public limited company incorporated under the laws of Ireland, as the initial representative of the Class E Noteholders (the "Class E Note Representative"), BABCOCK & BROWN LIMITED, a limited liability company organized under the laws of Ireland, in its capacity as servicer (the "Servicer") under the Servicing Agreement (as defined in the Indenture), MOURANT & CO. SECRETARIES LIMITED, a limited liability company incorporated under the laws of Jersey, Channel Islands (the "Company Secretary"), BANKERS TRUST COMPANY, not in its individual capacity (except as otherwise provided in the Indenture (as defined below)), but solely in its capacity as trustee under the Indenture (in such capacity, the "Trustee"), BANKERS TRUST COMPANY, as the Book-Entry Depositary under the Deposit Agreement (as defined in the Indenture) (the "Book-Entry Depositary"), BANKERS TRUST COMPANY, as the initial Reference Agent under the Reference Agency Agreement (as defined in the Indenture) (the "Reference Agent"), and BANKERS TRUST COMPANY, not in its individual capacity (except as otherwise provided pursuant to Sections 6.03(i) and (ii) hereof), but solely as the initial Security Trustee (the "Security Trustee").

     PRELIMINARY STATEMENTS:

     (1) The Trustee has entered into an Indenture dated as of the date hereof with the Issuer (the "Indenture"), pursuant to which the Issuer is issuing the Notes. The Issuer has entered into Intercompany Loan Agreements (as defined below) with the Aircraft-Owning Subsidiaries (as defined below) existing on the date hereof.

     (2) The Issuer is the owner of (i) all of the outstanding ordinary shares, U.S.$1.00 par value (the "ALPS 94-1 Shares") of Aircraft Lease Portfolio Securitization 94-1 Limited, a company incorporated with limited liability under the laws of Jersey, Channel Islands ("ALPS 94-1"), 150,000 ordinary shares, U.S.$1 per ordinary share and one Irish Pound share of IRL.1 (collectively with the one Irish Pound share of IRL.1 held by Lively for the benefit of the Issuer, the "AerCo Ireland Shares") of AerCo Ireland Limited, a limited liability company organized under the laws of Ireland ("AerCo Ireland"), 150,000 ordinary shares, U.S.$1 per ordinary share and one Irish Pound share of IRL.1 (collectively with the one Irish Pound share of IRL.1 held by Lively for the benefit of the Issuer, the "AerCo Ireland II Shares") of AerCo Ireland II Limited, a limited liability company organized under the laws of Ireland ("AerCo Ireland II"), and all of the outstanding capital stock (the "AerCoUSA Shares") of AerCoUSA Inc., a corporation incorporated under the laws of the State of Delaware ("AerCoUSA"), described in Schedule I hereto and (ii) certain rights and claims under the intercompany loan agreements (as amended from time to time, the "Intercompany Loan Agreements"), described in
Schedule I hereto (the "Pledged Debt"). The AerCoUSA Shares have been deposited with First Security Bank, National Association, as voting trustee (the "Voting Trustee"), pursuant to the Voting Trust Agreement and the Voting Trustee has issued voting trust certificates in respect thereof (the "Voting Trust Certificates"). AerCo Ireland II is the owner of 1249 ordinary shares (collectively with the one ordinary share owned by Lively, the "AerFi Shares") of AerFi Belgium N.V., a company organized under the laws of Belgium ("AerFi"), described in Schedule I hereto. ALPS 94-1 is the owner of one Irish Pound share of IRL.1 (collectively with the one Irish Pound share of IRL.1 held by Lively for the benefit of ALPS 94-1, the "Pergola Shares") of Pergola Limited, a limited liability company organized under the laws of Ireland ("Pergola"), 499 ordinary shares, FRF 100 per ordinary share (collectively with the one ordinary share held by Lively for the benefit of ALPS 94-1, the "ALPS 94-1 (France) Shares") of ALPS 94-1 (France) S.A.R.L., a limited liability company organized under the laws of France ("ALPS 94-1 (France)") and 1249 ordinary shares (collectively with the one ordinary share owned by Lively, the "ALPS 94-1 (Belgium) Shares") of ALPS 94-1 (Belgium) N.V., a limited liability company organized under the laws of Belgium ("ALPS 94-1 (Belgium)"), described in Schedule I hereto. The ALPS 94-1 Shares, the AerCo Ireland Shares, the AerCo Ireland II Shares, the Voting Trust Certificates, the AerFi Shares, the Pergola Shares, the ALPS 94-1 (France) Shares and the ALPS 94-1 (Belgium) Shares are referred to herein as the "Pledged Stock".

     (3) In accordance with the terms of the Indenture, the Issuer may enter into one or more Eligible Credit Facilities from time to time providing that each provider thereunder is entitled to the benefits of this Agreement. Upon the execution and delivery to the Security Trustee of a supplement to this Agreement in substantially the form of Exhibit A hereto (a "Credit Facility Provider Supplement") by each provider of any such Eligible Credit Facility, such facility shall be a "Secured Credit Facility" hereunder and each provider party thereto shall be a "Secured Credit Facility Provider" hereunder.

     (4) ALPS 94-1, AerCo Ireland, AerCo Ireland II, AerCoUSA, AerFi, Pergola and ALPS 94-1 (Belgium) are parties to lease and sub-lease contracts with respect to the Initial Aircraft and may enter into lease and sub-lease contracts with respect to Additional Aircraft.

     (5) In accordance with Section 9.05(a) of the Indenture, the Issuer may enter into one or more Swap Agreements from time to time providing that each Swap Provider party thereto is entitled to the benefits of certain security under this Agreement. Upon the execution and delivery to the Security Trustee of a supplement to this Agreement in substantially the form of Exhibit B hereto (a "Swap Provider Supplement") by each Swap Provider party to any such Swap Agreement, such Swap Agreement shall be a "Secured Swap Agreement" hereunder and each Swap Provider party thereto shall be a "Secured Swap Provider" hereunder.

     (6) In accordance with the terms of the Indenture, the Issuer may enter into one or more agreements providing for services to AerCo Group in addition to the Service Provider Documents from time to time providing that each provider thereunder is entitled to the benefits of certain security under this Agreement. Upon the execution and the delivery to the Security Trustee of a supplement to this Agreement in substantially the form of Exhibit F hereto (a "Service Provider Supplement") by each such party to any such Agreement, such agreement shall be a "Secured Service Provider Document" hereunder and each provider party thereto shall be a "Secured Service Provider" hereunder.

     (7) In accordance with the terms of the Indenture, the Guarantor Noteholders are entitled to the benefits of certain security under this Agreement upon the fulfillment of certain conditions. Upon the execution and delivery to the Security Trustee of a supplement to this Agreement in substantially the form of Exhibit C hereto (a "Security Trust Agreement Supplement") by the Guarantor and/or any Guarantor Subsidiary, the Guarantee in respect of such Guarantor Noteholders shall be a "Secured Guarantee" hereunder and such Guarantor Noteholders shall be "Secured Guarantor Noteholders" hereunder.

     (8) In accordance with the terms of the Indenture, the Issuer may enter into one or more permitted Tax-Related Dispositions from time to time pursuant to documentation (each, a "Tax-Related Disposition Agreement) providing that the party or parties thereto (other than members of the AerCo Group) is entitled to the benefits of certain security under this Agreement. Upon the execution and delivery to the Security Trustee of a supplement to this Agreement in substantially the form of Exhibit G hereto (a "Tax Related Disposition Supplement") by such party or parties to any such Tax-Related Disposition Agreement, such Tax-Related Disposition Agreement shall be a "Secured Tax-Related Disposition Agreement" and each such party thereto shall be a "Secured Tax-Related Disposition Party" hereunder.

     (9) The Issuer and the Issuer Subsidiaries may from time to time grant additional security for the benefit of the relevant Secured Parties (as defined below). Upon the execution and delivery to the Security Trustee of a Security Trust Agreement Supplement by the Issuer or any Issuer Subsidiary, the relevant Secured Parties shall be entitled to the benefit of the Collateral thereunder.

     (10) It is a condition precedent to the issuance of the Notes by the Issuer and a condition precedent to the advance of loans under the Intercompany Loan Agreements that each Grantor shall have granted the assignments and security interests and made the pledges and assignments contemplated by this Agreement.

     (11) Each Grantor shall derive substantial direct and indirect benefit from the transactions contemplated by the Indenture and the other Related Documents.

     NOW, THEREFORE, in consideration of the premises, each Grantor hereby agrees with the Security Trustee for its benefit and the benefit of the relevant Secured Parties as follows:



                                   ARTICLE I

                                  DEFINITIONS


     SECTION 1.01. Definitions.  (a)  Certain Defined Terms.
As used herein, the following terms have the meanings set forth below:

           "1881 Act" has the meaning specified in Section 2.17.

           "Acceleration Default" means any Event of Default of the type described in Section 4.01(f) or 4.01(g) of the Indenture.

           "Account Letters" has the meaning specified in Section 2.06(a).

           "Additional Grantor" has the meaning specified in Section 10.01.

           "Administrative Agent" has the meaning specified in the recital of parties to this Agreement.

           "AerCo Ireland" has the meaning specified in the preliminary statements to this Agreement.

           "AerCo Ireland II" has the meaning specified in the preliminary statements to this Agreement.

           "AerCo Ireland II Shares" has the meaning specified in the preliminary statements to this Agreement.

           "AerCo Ireland Shares" has the meaning specified in the preliminary statements to this Agreement.

           "AerCoUSA" has the meaning specified in the preliminary statements to this Agreement.

           "AerCoUSA Shares" has the meaning specified in the preliminary statements to this Agreement.

           "AerFi" has the meaning specified in the preliminary statements to this Agreement.

           "AerFi Shares" has the meaning specified in the preliminary statements to this Agreement.

           "Agreed Currency" has the meaning specified in Section 10.07.

           "Agreement Collateral" has the meaning specified in Section 2.01.

           "Aircraft-Owning Subsidiaries" means each of ALPS 94-1, AerCo Ireland, AerCo Ireland II, AerCoUSA and any Issuer Subsidiary that owns any Aircraft.

           "ALPS 94-1" has the meaning specified in the preliminary statements to this Agreement.

           "ALPS 94-1 Shares" has the meaning specified in the preliminary statements to this Agreement.

           "ALPS 94-1 (Belgium)" has the meaning specified in the preliminary statements to this Agreement.

           "ALPS 94-1 (Belgium) Shares" has the meaning specified in the preliminary statements to this Agreement.

           "ALPS 94-1 (France)" has the meaning specified in the preliminary statements to this Agreement.

           "ALPS 94-1 (France) Shares" has the meaning specified in the preliminary statements to this Agreement.

           "Assigned Agreements" has the meaning specified in Section 2.01.

           "Assigned Leases" has the meaning specified in Section 2.01.

           "Bankers Trust Fee Letter" means the fee agreement dated as of July 15, 1998 between the Issuer and Bankers Trust.

           "Book-Entry Depositary" has the meaning specified in the recital of parties to this Agreement.

           "Cash Collateral" has the meaning specified in Section 2.01.

           "Cash Manager" has the meaning specified in the recital of parties to this Agreement.

           "Certificated Security" means (i) a certificated security as defined defined in Section



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                                       6


      8-102(a)(17) of the UCC with respect thereto, but does not include any Government Security.

           "Class" means any class of AerCo Group Notes.

           "Class E Note Representative" has the meaning specified in the recital of parties to this Agreement.

           "Collateral" has the meaning specified in Section 2.01.

           "Company Secretary" has the meaning specified in the recital of parties to this Agreement.

           "Conduit Companies" means each of AerFi, ALPS 94-1 (Belgium), Pergola and any other Issuer Subsidiary (other than an Aircraft-Owning Subsidiary) that enters into or has entered into (as lessor or vendor) an aircraft lease agreement, conditional sale agreement, hire purchase agreement or other similar arrangement with a Person not an AerCo Group Member (as lessee or purchaser) in respect of an Aircraft title to which is held by an Aircraft-Owning Subsidiary.

           "Credit Facility Provider Supplement" has the meaning specified in the preliminary statements to this Agreement or such other agreement approved by the Administrative Agent providing for a credit facility provider to become a Secured Party hereunder.

           "Government Security" means (i) any security issued or guaranteed by the United States of America or an agency or instrumentality thereof that is maintained in book-entry form on the records of the Federal Reserve Bank of New York and (ii) any security entitlement, as defined in Section 8-102(a)(17) of the UCC, with respect thereto.

           "Grantor" has the meaning specified in the preliminary statements to this Agreement.

           "Indenture" has the meaning specified in the preliminary statements to this Agreement.

           "Indenture Obligations" means, in respect of any Class of AerCo Group Notes, all obligations of the Issuer and any Guarantor under and in respect of such Class of AerCo Group Notes and the Guarantees, if any, of such Class of AerCo Group Notes, including, without limitation, all obligations of the Issuer and any Guarantor to make payments of principal of, interest on (including interest following the filing of a petition initiating any proceeding referred to in Section 8.03(a)) and Redemption Premium, if any, on such Class of AerCo Group Notes, all obligations to pay any fees, expenses or other amounts under or in respect of such Class of

      AerCo Group Notes, the Indenture, any Guarantor Indenture or any Related Document in respect of such Class of AerCo Group Notes, and all obligations in respect of any amendment, modification, extension, renewal or refinancing of such Class of AerCo Group Notes.

           "Instrument" means any "instrument" as defined in Section 9-105(1)(i) of the UCC.

           "Intercompany Loan Agreements" has the meaning specified in the preliminary statements to this Agreement.

           "Intercompany Obligations" means, with respect to each Aircraft-Owning Subsidiary, its obligations (including, without limitation, under the guarantee contained therein, if any) to the Issuer under the Intercompany Loan Agreement with respect to such Aircraft-Owning Subsidiary or any other agreement providing for repayment by any Aircraft-Owning Subsidiaries of loans or advances from the Issuer.

           "Investment Collateral" has the meaning specified in Section 2.01.

           "Issuer" has the meaning specified in the recital of parties to this Agreement.

           "Lease Collateral" has the meaning specified in Section 2.01.

           "Lease Obligations" means, with respect to each Conduit Company, its obligations (as lessee and/or purchaser) to each AerCo Group Member under each aircraft lease agreement, conditional sale agreement, hire purchase agreement or other similar agreement with such AerCo Group Member (as lessor or vendor).

           "Lively" has the meaning specified in the recital of parties to this Agreement.

           "Non-Trustee Account Banks" has the meaning specified in Section
      2.06.

           "Non-Trustee Account Collateral" has the meaning specified in
      Section 2.01.

           "Obligor" has the meaning specified in Section 2.06.

           "Pergola" has the meaning specified in the preliminary statements to this Agreement.

           "Pergola Shares" has the meaning specified in the preliminary statements to this Agreement.

           "Pledged Debt" has the meaning specified in the preliminary statements to this Agreement.

           "Pledged Stock" has the meaning specified in the preliminary statements to this Agreement.

           "Received Currency" has the meaning specified in Section 10.07.

           "Reference Agent" has the meaning specified in the recital of parties to this Agreement.

           "Secured Credit Facility" has the meaning specified in the preliminary statements to this Agreement.

           "Secured Credit Facility Provider" has the meaning specified in the preliminary statements to this Agreement.

           "Secured Guarantee" has the meaning specified in the preliminary statements to this Agreement.

           "Secured Guarantor Noteholders" has the meaning specified in the preliminary statements to this Agreement.

           "Secured Intercompany Obligations" has the meaning specified in
      Section 2.02.

           "Secured Issuer Obligations" has the meaning specified in Section
      2.02.

           "Secured Lease Obligations" has the meaning specified in Section
      2.02.

           "Secured Obligations" has the meaning specified in Section 2.02.

           "Secured Other Credit Facility Obligations" means the obligations of the Issuer and any Guarantor now or hereafter existing under any Secured Credit Facilities other than the Primary Eligible Credit Facilities.

           "Secured Parties" means with respect to (i) the assignments, pledges and security interests granted by AerCo and by Lively as nominee holder of one AerCo Ireland Share and one AerCo Ireland II Share: the Service Providers, the Noteholders, the Secured Credit Facility Providers, the Secured Swap Providers, the Secured Service Providers, the Secured Tax-Related Disposition Parties and the Secured Guarantor Noteholders,
      (ii) the assignments, pledges and security interests granted by each Aircraft-Owning Subsidiary and by Lively as nominee holder of one Pergola Share, by Lively as owner of one AerFi Share and one ALPS 94-1 (Belgium)
      Share: AerCo and (iii) the assignments, pledges and security interests granted by each Conduit Company and: the AerCo Group Member which enters into or has entered into (as lessor or vendor) an aircraft lease agreement, conditional sale agreement, hire purchase agreement or other similar arrangement with such Conduit Company.

           "Secured Primary Eligible Credit Facility Obligations" means the obligations of the Issuer and any Guarantor now or hereafter existing under any Primary Eligible Credit Facilities.

           "Secured Service Provider" has the meaning specified in the preliminary statements to this Agreement.

           "Secured Service Provider Document" has the meaning specified in the preliminary statements to this Agreement.

           "Secured Subordinated Swap Provider Obligations" means the obligations of the Issuer and any Guarantor now or hereafter existing under the Secured Swap Agreements that are subordinated to payments having the priorities specified in Section 3.08 of the Indenture or any Guarantor Indenture.

           "Secured Swap Agreement" has the meaning specified in the preliminary statements to this Agreement.

           "Secured Swap Provider" has the meaning specified in the preliminary statements to this Agreement.

           "Secured Swap Provider Obligations" means the obligations of the Issuer now or hereafter existing under the Secured Swap Agreements other than Secured Subordinated Swap Provider Obligations.

           "Secured Tax-Related Disposition Agreement" has the meaning specified in the preliminary statements to this Agreement.

           "Secured Tax-Related Disposition Party" has the meaning specified in the preliminary statements to this Agreement.

           "Secured Tax-Related Disposition Party Obligations" means the obligations of the Issuer now or hereafter existing under the Secured Tax-Related Disposition Agreements.

           "Securities Account" means a securities account as defined in
      Section 8-501 of the UCC maintained in the name of the Security Trustee with a Securities Intermediary of which the "securities intermediary's jurisdiction" (within the meaning of Section 8-110(e) of the UCC) is the State of New York.

           "Securities Intermediary" means any "securities intermediary" of the Security Trustee as defined in 31 C.F.R. Section 357.2, Section 8-102(a)(14) of the UCC or any similar provision of state or federal law.

           "Security Collateral" has the meaning specified in Section 2.01(a).

           "Security Trust Agreement Supplement" has the meaning specified in the preliminary statements to this Agreement.

           "Security Trustee" has the meaning specified in the recital of parties to this Agreement.

           "Senior Creditors" means, at any time, the holders and owners of Senior Obligations.

           "Senior Obligations" means:

                 (i) with respect to the Secured Primary Eligible Credit
            Facility Obligations, the Service Provider Obligations;

                 (ii) with respect to the Indenture Obligations in respect of the AerCo Group Class A Notes and the Secured Swap Provider Obligations, (A) the Secured Primary Eligible Credit Facility Obligations and (B) the Service Provider Obligations;

                 (iii) with respect to the Indenture Obligations in respect of the AerCo Group Class B Notes, (A) the Indenture Obligations in respect of the AerCo Group Class A Notes, (B) the Secured Swap Provider Obligations, (C) the Secured Primary Eligible Credit Facility Obligations and (D) the Service Provider Obligations;

                 (iv) with respect to the Indenture Obligations in respect of the AerCo Group Class C Notes, (A) the Indenture Obligations in respect of the AerCo Group Class B Notes, (B) the Indenture Obligations in respect of the AerCo Group Class A Notes, (C) the Secured Swap Provider Obligations, (D) the Secured Primary Eligible Credit Facility Obligations and (E) the Service Provider Obligations;

                 (v) with respect to the Indenture Obligations in respect of the AerCo Group Class D Notes, (A) the Indenture Obligations in respect of the AerCo Group Class C Notes, (B) the Indenture Obligations in respect of the AerCo Group Class B Notes, (C) the Indenture Obligations in respect of the AerCo Group Class A Notes,
            (D) the Secured Swap Provider Obligations, (E) the Secured Primary Eligible Credit Facility Obligations and (F) the Service Provider Obligations;

               (vi) with respect to the Secured Other Credit Facility Obligations, (A) the Indenture Obligations in respect of the AerCo Group Class D Notes, (B) the Indenture Obligations in respect of the AerCo Group Class C Notes, (C) the Indenture Obligations in respect of the AerCo Group Class B Notes, (D) the Indenture Obligations in respect of the AerCo Group Class A Notes, (E) the Secured Swap Provider Obligations, (F) the Secured Primary Eligible Credit Facility Obligations and (G) the Service Provider Obligations;

               (vii) with respect to the Secured Subordinated Swap Provider Obligations, (A) the Secured Other Credit Facility Obligations, (B) the Indenture Obligations in respect of the AerCo Group Class D Notes, (C) the Indenture Obligations in respect of the AerCo Group Class C Notes, (D) the Indenture Obligations in respect of the AerCo Group Class B Notes, (E) the Indenture Obligations in respect of the AerCo Group Class A Notes, (F) the Secured Swap Provider Obligations,
          (G) the Secured Primary Eligible Credit Facility Obligations and (H) the Service Provider Obligations; and

               (viii) with respect to the Secured Tax-Related Disposition Party Obligations, (A) the Secured Subordinated Swap Provider Obligations,
          (B) the Secured Other Credit Facility Obligations, (C) the Indenture Obligations in respect of the AerCo Group Class D Notes, (D) the Indenture Obligations in respect of the AerCo Group Class C Notes,
          (E) the Indenture Obligations in respect of the AerCo Group Class B Notes, (F) the Indenture Obligations in respect of the AerCo Group Class A Notes, (G) the Secured Swap Provider Obligations, (H) the Secured Primary Eligible Credit Facility Obligations and (I) the Service Provider Obligations; and

               (ix) with respect to the AerCo Group Class E Notes, (A) the Secured Tax-Related Disposition Party Obligations, (B) the Secured Subordinated Swap Provider Obligations, (C) the Secured Other Credit Facility Obligations, (D) the Indenture Obligations in respect of the AerCo Group Class D Notes, (E) the Indenture Obligations in respect of the AerCo Group Class C Notes, (F) the Indenture Obligations in respect of the AerCo Group Class B Notes, (G) the Indenture Obligations in respect of the AerCo Group Class A Notes, (H) the Secured Swap Provider Obligations, (I) the Secured Primary Eligible Credit Facility Obligations and (J) the Service Provider Obligations.

     "Senior Representative" means the Senior Trustee; provided, however, that if, at any time prior to the payment in full of the Service Provider Obligations, the holders of a majority in interest of the accrued and unpaid Service Provider Obligations at such time agree upon another Person to serve as Senior Representative, such Person shall be the Senior Representative until the payment in full of the Service Provider Obligations

                  "Service Provider Documents" means the Administrative Agency Agreement, the Cash Management Agreement, the Indenture, the Deposit Agreement, any Guarantor Indenture, the Reference Agency Agreement, the Servicing Agreement, the Secretarial Services Agreement, any Additional Servicing Agreement, the Bankers Trust Fee Agreement and this Agreement.

                  "Service Provider Obligations" means, collectively, the obligations now or hereafter existing of the Issuer or any AerCo Group Member to pay fees, expenses, indemnities and other amounts under the Service Provider Documents (other than the Secured Primary Eligible Credit Facility Obligations, the Secured Swap Provider Obligations, the Indenture Obligations in respect of the AerCo Group Class A Notes, the Indenture Obligations in respect of the AerCo Group Class B Notes, the Indenture Obligations in respect of the AerCo Group Class C Notes, the Indenture Obligations in respect of the AerCo Group Class D Notes, the Secured Other Credit Facility Obligations, the Secured Subordinated Swap Provider Obligations, the Secured Tax-Related Disposition Party Obligations and the Indenture Obligations in respect of the AerCo Group Class E Notes).

                  "Service Provider Supplement" has the meaning given to such term in the preliminary statements to this Agreement.

                  "Servicer" has the meaning specified in the preliminary statements to this Agreement.

                  "Subordinated Creditors" means, at any time, the holders and owners of Subordinated Obligations.

                  "Subordinated Obligations" means:

                           (i) with respect to the Service Provider Obligations,
                  (A) the Secured Primary Eligible Credit Facility Obligations,
                  (B) the Indenture Obligations in respect of the AerCo Group Class A Notes and the Secured Swap Provider Obligations, (C) the Indenture Obligations in respect of the AerCo Group Class B Notes, (D) the Indenture Obligations in respect of the AerCo Group Class C Notes, (E) the Indenture Obligations in respect of the AerCo Group Class D Notes, (F) the Secured Other Credit Facility Obligations, (G) the Secured Subordinated Swap Provider Obligations, (H) the Secured Tax-Related Disposition Party Obligations and (I) the Indenture Obligations in respect of the AerCo Group Class E Notes;

                           (ii) with respect to the Secured Primary Eligible
                  Credit Facility Obligations, (A) the Indenture Obligations in respect of the AerCo Group Class A Notes and the Secured Swap Provider Obligations, (B) the Indenture Obligations in respect of the AerCo Group Class B Notes, (C) the Indenture Obligations in respect of the AerCo Group Class C Notes, (D) the Indenture

                  Obligations in respect of the AerCo Group Class
                  D Notes, (E) the Secured Other Credit Facility Obligations,
                  (F) the Secured Subordinated Swap Provider Obligations, (G) the Secured Tax-Related Disposition Party Obligations and (H) the Indenture Obligations in respect of the AerCo Group Class E Notes;

                           (iii) with respect to the Indenture Obligations in
                  respect of the AerCo Group Class A Notes and the Secured Swap Provider Obligations, (A) the Indenture Obligations in respect of the AerCo Group Class B Notes, (B) the Indenture Obligations in respect of the AerCo Group Class C Notes, (C) the Indenture Obligations in respect of the AerCo Group Class D Notes, (D) the Secured Other Credit Facility Obligations,
                  (E) the Secured Subordinated Swap Provider Obligations, (F) the Secured Tax-Related Disposition Party Obligations and (G) the Indenture Obligations in respect of the AerCo Group Class E Notes;

                           (iv) with respect to the Indenture Obligations in
                  respect of the AerCo Group Class B Notes, (A) the Indenture Obligations in respect of the AerCo Group Class C Notes, (B) the Indenture Obligations in respect of the AerCo Group Class D Notes, (C) the Secured Other Credit Facility Obligations,
                  (D) the Secured Subordinated Swap Provider Obligations, (E) the Secured Tax-Related Disposition Party Obligations and (F) the Indenture Obligations in respect of the AerCo Group Class E Notes;

                           (v) with respect to the Indenture Obligations in
                  respect of the AerCo Group Class C Notes, (A) the Indenture Obligations in respect of the AerCo Group Class D Notes, (B) the Secured Other Credit Facility Obligations, (C) the Secured Subordinated Swap Provider Obligations, (D) the Secured Tax-Related Disposition Party Obligations and (E) the Indenture Obligations in respect of the AerCo Group Class E Notes;

                           (vi) with respect to the Indenture Obligations in
                  respect of the AerCo Group Class D Notes, (A) the Secured Other Credit Facility Obligations, (B) the Secured Subordinated Swap Provider Obligations, (C) the Secured Tax-Related Disposition Party Obligations and (D) the Indenture Obligations in respect of the AerCo Group Class E Notes;

                           (vii) with respect to the Secured Other Credit
                  Facility Obligations, (A) the Secured Subordinated Swap Provider Obligations, (B) the Secured Tax-Related Disposition Party Obligations and (C) the Indenture Obligations in respect of the AerCo Group Class E Notes;

                           (viii) with respect to the Secured Subordinated Swap
                  Provider Obligations, (A) the Secured Tax-Related Disposition Party Obligations and

                  (B) the Indenture Obligations in respect of the AerCo Group Class E Notes; and

                           (ix) with respect to the Secured Tax-Related
                  Disposition Obligations, the Indenture Obligations in respect of the AerCo Group Class E Notes.

                  "Subordinated Representative" means, at any time, any trustee or representative of any holders or owners of any obligations other than the Senior Representative at such time.

                  "Swap Provider Supplement" has the meaning specified in the preliminary statements to this Agreement or such other agreement approved by the Administrative Agent providing for a Swap Provider to become a Secured Party hereunder.


                  "Tax-Related Disposition Supplement" has the meaning specified in the preliminary statements to this Agreement or such other agreement approved by the Administrative Agent for a party pursuant to a Permitted Tax-Related Disposition to become a Secured Party hereunder.

                  "Trustee" has the meaning specified in the recital of parties to this Agreement.

                  "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

                  "Uncertificated Security" means (i) an uncertificated security, as defined in Section 8-102(a)(18) of the UCC, and (ii) any security entitlement, as defined in Section 8-102(a)(17) of the UCC, with respect thereto, but does not include any Government Security.

                  "Voting Trust" has the meaning specified in the preliminary statements to this Agreement.

                  "Voting Trust Certificates" has the meaning specified in the preliminary statements to this Agreement.

                  (b) Terms Defined in the Indenture. For all purposes of this Agreement, all capitalized terms used herein but not defined herein shall have the respective meanings assigned to such terms in the Indenture.

                  SECTION 1.02. Construction and Usage . The conventions of construction and usage set forth in the Indenture are hereby incorporated by reference herein.


                                   ARTICLE II

                                    SECURITY

                  SECTION 2.01. Grant of Security . Each Grantor hereby assigns and pledges to the Security Trustee for the benefit of the Secured Parties in respect of such Grantor, and hereby grants to the Security Trustee for the benefit of the Secured Parties in respect of such Grantor a security interest in, all of its right, title and interest in and to the following (collectively, the "Collateral"):

                  (a) with respect to each Grantor, all of the following (the "Security Collateral"):

                           (i) subject to any prior security interest created
                  under any other Security Document, the Pledged Stock held by it or any nominee on its behalf, and the certificates representing such Pledged Stock, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Stock (including, in the case of the Voting Trust Certificates, all rights of the Issuer to receive the AerCoUSA Shares upon termination of the Voting Trust Agreement);

                           (ii) subject to any prior security interest created
                  under the Jersey Debt Security Agreement and the Irish Subsidiary Share Mortgage, the Pledged Debt owed to it, and the instruments evidencing such Pledged Debt, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Debt;

                           (iii) all additional shares of Stock and voting trust
                  certificates from time to time acquired by such Grantor in any manner, including the Stock of any AerCo Group Member that may be formed from time to time, and the certificates representing such additional shares or voting trust certificates and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such additional shares or voting trust certificates; and

                           (iv) all additional indebtedness from time to time
                  owed to such Grantor by any AerCo Group Member and the instruments evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness;

                  (b) with respect to each Grantor, all of the following (collectively, the "Non-Trustee Account Collateral"):

                           (i) all of the Non-Trustee Accounts in such Grantor's
                  name, all funds or any other interest held or required by the terms of the Indenture or any Guarantor Indenture to be held therein and all certificates and instruments, if any, from time to time representing or evidencing such Non-Trustee Accounts;

                           (ii) all notes, certificates of deposit, deposit
                  accounts, checks and other instruments from time to time hereafter delivered to or otherwise possessed by the Security Trustee for or on behalf of such Grantor in substitution for or in addition to any or all of the then existing Non-Trustee Account Collateral of such Grantor; and

                           (iii) all interest, dividends, cash, instruments and
                  other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Non-Trustee Account Collateral of such Grantor;

                  (c) with respect to each Grantor, all of the following (collectively, the "Cash Collateral"):

                           (i) all funds or any other interest of such Grantor
                  held or required by the terms of the Indenture or any Guarantor Indenture to be held in the Accounts and all certificates and instruments, if any from time to time representing or evidencing such funds;

                           (ii) all notes, certificates of deposit, deposit
                  accounts, checks and other instruments from time to time hereafter delivered to or otherwise possessed by the Security Trustee for or on behalf of such Grantor in substitution for or in addition to any or all of the then existing Cash Collateral of such Grantor; and

                           (iii) all interest, dividends, instruments and other
                  property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Cash Collateral of such Grantor;

                  (d) with respect to each Grantor, all "investment property" (as defined in Section 9-115(1)(f) of the UCC) of such Grantor and all of the following (the "Investment Collateral"):

                           (i) all Permitted Account Investments made or
                  acquired from or with the proceeds of any Non-Trustee Account Collateral or Cash Collateral of such Grantor from time to time and all certificates and instruments, if any, from time to time representing or evidencing such Permitted Account Investments;

                           (ii) all notes, certificates of deposit, deposit
                  accounts, checks and other instruments from time to time hereafter delivered to or otherwise possessed by the Security Trustee for or on behalf of such Grantor in substitution for or in addition to any or all of the then existing Investment Collateral of such Grantor; and

                           (iii) all interest, dividends, instruments and other
                  property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Investment Collateral of such Grantor;

                  (e) with respect to each Grantor, all of the following (the "Agreement Collateral"):

                           (i) all of such Grantor's rights hereunder in respect
                  of the Secured Intercompany Obligations owed to it and all of such Grantor's right, title and interest in and to all other security assignments, cash deposit agreements and other security agreements executed in its favor by any Issuer Subsidiary, in each case as such agreements may be amended or otherwise modified from time to time (collectively, the "Assigned Agreements"); and

                           (ii) all of such Grantor's right, title and interest
                  in and to all deposit accounts, all funds held therein, all certificates and instruments, if any from time to time representing or evidencing such deposit accounts and all other property of whatever nature, in each case pledged, assigned or transferred to it or mortgaged or charged in its favor pursuant to any Assigned Agreement;

                  (f) with respect to each Grantor, all of the following (the "Lease Collateral"):

                           (i) all of such Grantor's right, title and interest
                  in and to all Leases to which such Grantor is or may from time to time be party and in any lease, conditional sale agreement, hire purchase agreement or other similar agreement with another AerCo Group Member under which it is the lessor or vendor (all such Leases, the "Assigned Leases"), including without limitation, (A) all rights of such Grantor to receive moneys due and to become due under or pursuant to such Assigned Leases, (B) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to such Assigned Leases, (C) claims of such Grantor for damages arising out of or for breach or default under such Assigned Leases and (D) the right of such Grantor to terminate such Assigned Leases, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder, whether arising under such Assigned Leases or by statute or at law or in equity; and (g) all proceeds of any and all of the foregoing Collateral (including, without limitation, proceeds that constitute property of the types described in subsections (a), (b),
                  (c), (d), (e) and (f) of this Section 2.01).

                  SECTION 2.02. Security for Obligations . This Agreement secures the payment and performance of (i) with respect to the Issuer, all obligations of the Issuer now or hereafter existing under the Service Provider Documents, the AerCo Group Notes, the Secured Guarantee, the Secured Credit Facilities, the Secured Swap Agreements and the Secured Tax-Related Disposition Agreements, whether for principal, interest, fees, expenses or otherwise (all such obligations of the Issuer being the "Secured Issuer Obligations"), (ii) with respect to each Aircraft-Owning Subsidiary, all Intercompany Obligations of such Grantor now or hereafter existing, whether for principal, interest, fees, expenses or otherwise (all such obligations of each such Grantor being the "Secured Intercompany Obligations" of each Grantor) and (iii) with respect to each Conduit Company, all Lease Obligations of such Grantor now or hereafter existing, whether for rental, fees, expenses or otherwise (all such obligations of each such Grantor being the "Secured Lease Obligations" of such Grantor and, collectively with the Secured Lease Obligations of each other Grantor, the Secured Intercompany Obligations of each Grantor and the Secured Issuer Obligations, the "Secured Obligations"). Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Secured Obligations and would be owed by any Grantor to the Secured Parties with respect to such Grantor but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Grantor.

                  SECTION 2.03. Grantors Remain Liable . Anything contained herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Security Trustee of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) no Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall any Secured Party be obligated to perform any of the obligations or duties of any

Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                  SECTION 2.04. Delivery of Collateral . All certificates or instruments representing or evidencing any Collateral, if deliverable, shall be delivered to and held by or on behalf of the Security Trustee pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Security Trustee. In the case of the ALPS 94-1 Shares, the Issuer shall forthwith, upon the grant of the security interest in respect of such shares pursuant to the Jersey Share Security Agreement, cause such shares to be registered in the name of the Security Trustee or such of its nominees as the Security Trustee shall direct. In the case of any other Collateral, the Security Trustee shall have the right, at any time in its discretion and without notice to the Issuer or the relevant Aircraft-Owning Subsidiary, as the case may be, to transfer to or to register in the name of the Security Trustee or any of its nominees any or all of the Security Collateral, subject only to the revocable rights specified in Section 2.10(a). In addition, the Security Trustee shall have the right at any time to exchange certificates or instruments representing or evidencing any Collateral for certificates or instruments of smaller or larger denominations.

                  SECTION 2.05. Maintenance of Accounts . So long as any Secured Obligations shall remain unpaid, the Security Trustee shall have sole dominion and control over each Account other than any Non-Trustee Account, and no Grantor shall, at any time, establish any bank account other than pursuant to Article III of the Indenture, any Guarantor Indenture or in compliance with Section 2.06(a).

                  SECTION 2.06. Maintaining the Non-Trustee Accounts . So long as any Secured Obligations shall remain unpaid:

                  (a) Each Grantor shall maintain each Non-Trustee Account in its name only with banks ("Non-Trustee Account Banks") that have entered into letter agreements in substantially the form of Exhibit D hereto (or made such other arrangements as are acceptable to the Administrative Agent) with such Grantor and the Security Trustee (the "Account Letters"); provided that in the case of any Non-Trustee Account of AerFi existing on the date hereof, AerFi shall, as soon as practicable after the date hereof, cause the banks where such Non-Trustee Accounts are held to execute Account Letters to the Security Trustee.

                  (b) Each Grantor (i) shall immediately instruct each Person obligated at any time to make any payment to such Grantor for any reason (an "Obligor") to make such payment to an Account or a Non-Trustee Account meeting the requirements of Section 2.06(a), (ii) shall instruct each of its Non-Trustee Account Banks to transfer to the Collection Account, in immediately available funds, within one Business Day of receipt thereof, an amount equal to the credit balance of the Non-Trustee Account in such Non-Trustee Account Bank (other than any amount required to be left on deposit for local tax or other regulatory or legal purposes), and (iii) shall transfer or cause its Non-Trustee Account Banks to transfer to the Security Trustee for deposit in the Collection Account, within each Business Day, all other proceeds of Non-Trustee Account Collateral, Cash Collateral and proceeds of Collateral.

                  (c) Upon any termination of any Account Letter or other agreement with respect to the maintenance of a Non-Trustee Account by any Grantor or any Non-Trustee Account Bank, such Grantor shall immediately notify all Obligors that were making payments to such Non-Trustee Account to make all future payments to an Account or to another Non-Trustee Account meeting the requirements of Section 2.06(a). Subject to the terms of any Lease, upon request by the Security Trustee, each Grantor shall, and, if prohibited from so doing by the terms of any Lease, shall use its best efforts to seek the consent of the relevant lessee to, terminate any or all of its Non-Trustee Accounts.

                  SECTION 2.07. Representations and Warranties of the Grantors . Each Grantor represents and warrants as of the date of this Agreement and as of each subsequent Closing Date as follows:

                  (a) If it is a Grantor who holds Pledged Stock as nominee for the benefit of an AerCo Group Member, it is the legal owner of such Collateral and in any other case it is the legal owner (other than in respect of any Pledged Stock held in the name of a nominee for its benefit) and beneficial owner of the Collateral pledged and assigned by it hereunder free and clear of any Encumbrance, other than the security interest created by this Agreement or any other Security Documents and the restrictions created by the Voting Trust Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except (i) such as may have been filed in favor of the Security Trustee relating to this Agreement, (ii) such as may have been filed in respect of the obligations of ALPS 94-1 under the Deed of Charge, Assignment and Priorities dated as of August 24, 1994 among ALPS 94-1 and the other parties thereto and (iii) such as may have been filed in respect of the obligations of any Issuer Subsidiaries, all of which obligations under (ii) and (iii) above have been or are being discharged on the date hereof.

                  (b) This Agreement, the pledge of the Security Collateral pursuant hereto and the pledge and assignment on the date hereof and from time to time hereafter of the other Collateral pursuant hereto create, as regards such Grantor, a valid and perfected (other than with respect to the ALPS 94-1 (France) Shares) security interest therein and, in the case of the Voting Trust Certificates, in the AerCoUSA Shares described in Schedule I hereto, securing, in each case, the payment of the Secured Obligations specified in Section 2.02, subject in priority to no other claims other than any claims pursuant to any other Security Document.

                  (c) Such Grantor has no trade names except as set forth on
         Schedule III hereto.

                  (d) Such Grantor has no subsidiaries that conduct any business that are not Grantors hereunder.

                  (e) No consent of any other Person and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other third party is required either (i) for the grant by such Grantor of the assignment and security interest granted hereby, for the execution, delivery or performance of this Agreement by such Grantor or (ii) for the perfection or maintenance of the pledge, assignment and security interest created hereby, except for (1) the filing of financing and continuation statements under the UCC, (2) the filing of particulars of charges in the Irish Companies Registration Office and (3) such other filings as are required under other relevant local law, all of which filings in respect of Leases existing on the date hereof have been duly made.

                  (f) The chief place of business and chief executive or registered office of such Grantor and, with respect to any Grantor which is incorporated or conducts business in the United States of America, the office where such Grantor keeps records of each Assigned Lease to which it is a party, are located at the address specified opposite the name of such Grantor on Schedule IV hereto.

                  (g) All Pledged Stock pledged by such Grantor constitutes the percentage of the issued and outstanding shares of stock of the issuers thereof indicated on Schedule I hereto and the Voting Trust Certificates represent 100% of all outstanding AerCoUSA Shares.

                  (h) All Pledged Stock pledged by such Grantor has been duly authorized and validly issued and is fully paid up and nonassessable. The Pledged Debt has been duly authorized, authenticated or issued and delivered, is the legal, valid and binding obligation of each obligor thereunder and is not in default.

                  (i) The Assigned Agreements and the Assigned Leases to which such Grantor is party, true and complete copies of which have been furnished to the Security Trustee, have been duly authorized, executed and delivered by the relevant Grantors, are in full force and effect and, to the best of such Grantor's knowledge, are binding upon and enforceable against all parties thereto in accordance with their terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar or other laws affecting creditors' rights generally. There exists no default by such Grantor under any Assigned Agreement or any Assigned Lease to which it is party. Each party to any Assigned Agreement to which such Grantor is party other than such Grantor and the Security Trustee has executed and delivered to the Security Trustee a consent, in substantially the form of Exhibit E (or any other form approved in writing by the Administrative Agent), to the assignment of the relevant Agreement Collateral to the Security
         Trustee pursuant to this Agreement (in the case of parties who are also party to this Agreement, such parties' consent is adequately evidenced by their execution of this Agreement). Each party other than any AerCo Group Member to any Assigned Lease which by its terms requires the lessor thereunder to obtain the consent of the lessee thereunder to the assignment thereof, has executed and delivered to the Security Trustee a consent, in substantially the form of Exhibit E (or any other form approved in writing by the Administrative Agent), to the assignment of the relevant Lease Collateral to the Security Trustee pursuant to this Agreement. Each Conduit Company agrees and acknowledges that this Agreement constitutes due notice to it of the assignment of the relevant Lease Collateral hereunder.

                  SECTION 2.08. Further Assurances . (a) Each Grantor agrees that from time to time, at the expense of such Grantor, such Grantor shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Security Trustee may request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby or to enable the Security Trustee to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor shall: (i) mark conspicuously each Assigned Agreement and Assigned Lease to which it is a party and each of its records pertaining to the Collateral with a legend, indicating that such Collateral is subject to the security interest granted hereby; (ii) if any Collateral shall be evidenced by a promissory note or other instrument or chattel paper, deliver and pledge to the Security Trustee hereunder such note or instrument or chattel paper duly indorsed and accompanied by duly executed instruments of transfer or assignment; and (iii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Security Trustee may reasonably request, in order to perfect and preserve the pledge, assignment and security interest granted or purported to be granted hereby.

                  (b) Each Grantor hereby authorizes the Security Trustee to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of such Grantor where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

                  (c) Each Grantor shall furnish to the Security Trustee from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Security Trustee may reasonably request, all in reasonable detail.

                  (d) Each Grantor shall give notice of assignment of the Lease Collateral granted by such Grantor to the Security Trustee to each party other than any Grantor party to such Assigned Lease.

                  (e) Each Grantor shall, immediately upon (i) the incorporation or acquisition by such Grantor of any Issuer Subsidiary or Guarantor Subsidiary or (ii) the commencement of operation of leasing activities of any Aircraft by any Issuer Subsidiary or Guarantor Subsidiary not a Grantor under this Agreement, cause such Issuer Subsidiary or Guarantor Subsidiary, as the case may be, to enter into a Security Trust Agreement Supplement and such Grantor shall take all necessary steps to perfect any security interest in any Security Collateral in respect of such Issuer Subsidiary or Guarantor Subsidiary not already perfected.

                  SECTION 2.09. Place of Perfection; Records . Each Grantor shall keep its chief place of business and, in the case of a Grantor which is incorporated or conducts business in the United States of America, chief executive office or, in the case of any other Grantor, its registered office at the location therefor specified in Schedule IV or, upon 30 days' prior written notice to the Security Trustee, at such other locations in a jurisdiction where all actions required by Section 2.08 shall have been taken with respect to the Collateral with respect to such Grantor.

                  SECTION 2.10. Voting Rights; Dividends; Etc. (a) So long as no Default Notice shall have been delivered to the Issuer or any Guarantor and no Acceleration Default shall have occurred and be continuing:


                  (i) Each of the Grantors shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral pledged by such Grantor or any part thereof for any purpose not inconsistent with the terms of this Agreement, the charter documents of such Grantor, the Indenture and any Guarantor Indenture; provided, however, that such Grantor shall not exercise or refrain from exercising any such right if in its judgment such action would have a material adverse effect on the value of the Security Collateral or any part thereof.

                  (ii) The Security Trustee shall execute and deliver (or cause to be executed and delivered) to such Grantor all such proxies and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to Section 2.10(a)(i).

                  (iii) Each Grantor shall be entitled to receive and retain any and all distributions, dividends and interest paid in respect of the Security Collateral pledged by such Grantor; provided, however, that any and all:

                           (A) distributions, dividends and interest paid or
                  payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, such Security Collateral;

                           (B) distributions, dividends and other distributions
                  paid or payable in cash in respect of such Security Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus; and

                           (C) cash paid, payable or otherwise distributed in
                  respect of principal of, or in redemption of, or in exchange for, such Security Collateral shall be, and shall be forthwith delivered to the Security Trustee to hold as, Security Collateral and, if received by such Grantor, shall be received in trust for the benefit of the Secured Parties in respect of such Grantor, be segregated from the other property or funds of the Security Trustee and, if by nature deliverable, be forthwith delivered to the Security Trustee as Security Collateral in the same form as so received (with any necessary indorsement).

                  (b) Upon notice to such Grantor by the Security Trustee following the delivery of a Default Notice to the Issuer or any Guarantor or following the occurrence and during the continuance of an Acceleration Default, all rights of such Grantor (i) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 2.10(a)(i) and (ii) to receive the distributions, dividends and interest payments that it would otherwise be entitled to receive and retain pursuant to Section 2.10(a)(iii) shall cease, and all such rights shall thereupon become vested in the Security Trustee, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights.

                  (c) All distributions, dividends and interest payments that are received by such Grantor contrary to the provisions of Section 2.10(a) or
(b) shall be received in trust for the benefit of the Secured Parties in respect of such Grantor, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Security Trustee as Security Collateral in the same form as so received (with any necessary indorsement).

                  SECTION 2.11. As to the Assigned Agreements and Assigned Leases. (a) Each Grantor shall at its expense:

                  (i) perform and observe all the terms and provisions of the Assigned Agreements and Assigned Leases to be performed or observed by it, maintain the Assigned Agreements and Assigned Leases in full force and effect and enforce the Assigned Agreements and Assigned Leases in accordance with their terms, to the extent (in the case of the Assigned Leases) consistent with the reasonable commercial practices of leading international aircraft operating lessors and take all such action to such end as may be from time to time reasonably requested by the Security Trustee; and

                  (ii) furnish to the Security Trustee promptly upon receipt thereof copies of all amendments, modifications, extensions or renewals of any of the Assigned Agreements or Assigned Leases, and from time to time (A) furnish to the Security Trustee such information and reports regarding the Collateral as the Security Trustee may reasonably request and (B) upon request of the Security Trustee make to each other party to any Assigned Agreement or Assigned Lease such demands and requests for information and reports or for action as such Grantor is entitled to make thereunder.

                  (b) No Grantor shall cancel or terminate any Assigned Agreement or consent to or accept any cancellation or termination thereof or amend or otherwise modify any Assigned Agreement.

                  SECTION 2.12. Transfers and Other Encumbrances; Additional Shares or Interests . (a) No Grantor shall (i) sell, assign (by operation of law or otherwise, other than pursuant to any other Security Document) or otherwise dispose of, or grant any option with respect to, any of the Collateral except that the Voting Trust Certificates may be surrendered to the Voting Trustee in accordance with the terms of the Voting Trust Agreement and, provided that AerCo pledges for the benefit of the Secured Parties, in a manner reasonably satisfactory to the Security Trustee, all of the AerCoUSA Shares received upon surrender of the corresponding Voting Trust Certificates or the voting trust certificates received in connection with the creation of a new voting trust or
(ii) create or suffer to exist any Encumbrance upon or with respect to any of the Collateral of such Grantor, other than the pledge, assignment and security interest created by this Agreement or by any other Security Document.

                  (b) Except as otherwise provided pursuant to Section 5.02(l) of the Indenture, each Aircraft-Owning Subsidiary and Conduit Company shall not, and the Issuer shall not permit any Aircraft-Owning Subsidiary or Conduit Company to, issue, deliver or sell any shares, interests, participations or other equivalents. Any stock or other securities or interests issued in respect of or in substitution for the Pledged Stock shall be issued to the Security Trustee to be held as security on the terms set out in this Agreement or, in the case of the AerCoUSA Shares, to the extent contemplated by the Voting Trust Agreement to the Voting Trustee.

                  SECTION 2.13. Security Trustee Appointed Attorney-in-Fact . Each Grantor hereby irrevocably appoints the Security Trustee such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Security Trustee's discretion, to take any action and to execute any instrument that the Security Trustee may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

                  (a) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                  (b) to receive, indorse and collect any drafts or other instruments and documents in connection with Section 2.12(a);

                  (c) to file any claims or take any action or institute any proceedings that the Security Trustee may reasonably deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Security Trustee with respect to any of the Collateral; and

                  (d) to execute and file any financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, in order to perfect and preserve the pledge, assignment and security interest granted hereby.

                  SECTION 2.14. Security Trustee May Perform . If any Grantor fails to perform any agreement contained herein, the Security Trustee may (but shall not be obligated to) itself perform, or cause performance of, such agreement, and the expenses of the Security Trustee incurred in connection therewith shall be payable by such Grantor.


                  SECTION 2.15. Covenant to Pay . Each Grantor covenants with the Security Trustee for the benefit of the Secured Parties in respect of such Grantor that it will pay or discharge any monies and liabilities whatsoever that are now, or at any time hereafter may be, due, owing or payable by such Grantor in any currency, actually or contingently, as principal or surety on any account whatsoever pursuant to (i) in the case of the Issuer, the Service Provider Documents, the Indenture, any Guarantor Indenture, the AerCo Group Notes, the Secured Guarantee, the Secured Swap Agreements, the Secured Credit Facilities and the Secured Tax-Related Disposition Agreements in accordance with their terms, (ii) in the case of each Aircraft-Owning Subsidiary, its respective Intercompany Loan Agreement and any other agreement under which its Intercompany Obligations arise and (iii) in the case of each Conduit Company, the Leases and any other agreement under which its Lease Obligations arise.

                  SECTION 2.16. As to Permitted Account Investments . (A) The Cash Manager, acting on behalf of the Security Trustee, shall cause each Permitted Account Investment made or acquired from or with the proceeds of any Non-Trustee Account Collateral or Cash Collateral to be delivered to the Security Trustee as follows (or shall take any and all other actions necessary to create in favor of the Security Trustee a valid, perfected, first-priority security interest in each Permitted Account Investment made or acquired in accordance with this Agreement under laws and regulations (including without limitation Articles 8 and 9 of the UCC and regulations of the U.S. Department of the Treasury governing transfers of interests in Government Securities) in effect at the time of such making or acquisition):

                  (i) in the case of each Certificated Security or Instrument, by (A) causing the delivery of such Certificated Security or Instrument to the Security Trustee in the State of New York, registered in the name of the Security Trustee or duly endorsed by an appropriate person to the Security Trustee or in blank and, in each case, held by the Security Trustee in the State of New York, or (B) if such Certificated Security or Instrument is registered in the name of a Securities Intermediary on the books of the issuer thereof or on the books of any securities intermediary of such Securities Intermediary, by requesting such Securities Intermediary to continuously credit by book entry such Certificated Security or Instrument to a Securities Account and confirming that it has been credited;

                  (ii) in the case of each Uncertificated Security, by (A) causing such Uncertificated Security to be continuously registered on the books of the issuer thereof in the name of the Security Trustee or
         (B) if such Uncertificated Security is registered in the name of such Securities Intermediary on the books of the issuer thereof or on the books of any securities intermediary of such Securities Intermediary, by requesting such Securities Intermediary to continuously credit by book entry such Uncertificated Security to a Securities Account and confirming that it has been credited; and

                  (iii) in the case of each Government Security registered in the name of such Securities Intermediary on the books of the Federal Reserve Bank of New York or on the books of any securities intermediary of such Securities Intermediary, by requesting the Securities Intermediary to continuously credit by book entry such security to a Securities Account and confirming that it has been credited.

                  (b) Each of the Issuer and Security Trustee hereby represents that it has not entered into, and hereby agrees that it will not enter into, any agreement (i) with any of the other parties hereto or any Securities Intermediary specifying any jurisdiction other than the State of New York as the Securities Intermediary's jurisdiction in connection with a Securities Account with such Securities Intermediary referred to in Section 2.16(a) for purposes of 31 C.F.R. ss.357.11(b), Section 8-110(e) of the UCC or any similar state or federal law, or (ii) with any other person relating to any Securities Account pursuant to which it has agreed that a Securities Intermediary may comply with entitlement orders made by such person. The Security Trustee represents that it will, by express agreement with each Securities Intermediary, provide for each item of property held in each Securities Account, other than cash, to be treated as a "financial asset" within the meaning of Section 8-102(a)(9) of the UCC.

                  (c) Without limiting the foregoing, the Issuer and the Cash Manager on behalf of the Security Trustee agree, and the Security Trustee shall cause the Securities Intermediary, to take such different or additional action as the Security Trustee may reasonably request in order to maintain the perfection and priority of the security interest of the Security Trustee in the event of any change in applicable law or regulation, including without limitation Articles 8 and 9 of the UCC and regulations of the U.S. Department of the Treasury governing transfers of interests in Government Securities.

                  SECTION 2.17. As to Irish Law . Notwithstanding anything to the contrary contained in this Agreement and in addition to and without prejudice to any other rights or power of the Security Trustee under this Agreement or under general law in any relevant jurisdiction, at any time that the Collateral shall become enforceable, the Security Trustee shall be entitled to appoint a receiver under this Agreement or under the Conveyancing and Law of Property Act, 1881 (as amended and as the same may be amended, modified or replaced from time to time, the "1881 Act") and such receiver shall have all such powers, rights and authority conferred under the 1881 Act, this Agreement and otherwise under the laws of Ireland without any limitation or restriction imposed by the 1881 Act or otherwise under the laws of Ireland which may be excluded or removed. Sections 17 and 20 of the 1881 Act shall not apply to the Collateral or any receiver appointed under this Agreement or under the 1881 Act and section 24(b) of the Act shall not apply to the Collateral or to any receiver appointed under this Agreement.


                                   ARTICLE III

                                    REMEDIES

                  SECTION 3.01. Remedies . Upon delivery of a Default Notice pursuant to Section 4.02 of the Indenture or any Guarantor Indenture or if any Acceleration Default under the Indenture or any Guarantor Indenture shall have occurred and be continuing:

                  (a) The Security Trustee may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and also may (i) require any Grantor to, and such Grantor hereby agrees that it shall at its expense and upon request of the Security Trustee forthwith, assemble all or part of the Collateral as directed by the Security Trustee and make it available to the Security Trustee at a place to be designated by the Security Trustee that is reasonably convenient to both parties, (ii) without notice except as specified below, sell or cause the sale of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Security Trustee's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Security Trustee may deem commercially reasonable and (iii) exercise all rights of the Issuer under the Intercompany Loan Agreements or any other agreement in respect of Intercompany Obligations or of any Aircraft-Owning Subsidiary under any lease to a Conduit Company. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Security Trustee shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Security Trustee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (b) All cash proceeds received by the Security Trustee in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Security Trustee, be held by the Security Trustee as collateral for, and/or then or at any time thereafter applied in whole or in part by the Security Trustee for the benefit of the relevant Secured Parties against, all or any part of the Secured Obligations in accordance with Article VIII of this Agreement and, in the case of the Secured Issuer Obligations,
         Article III of the Indenture or any Guarantor Indenture. Any surplus of such cash or cash proceeds held by the Security Trustee and remaining after payment in full of all the Secured Obligations shall be paid over to the relevant Grantors or whomsoever may be lawfully entitled to receive such surplus. Any amount received for any sale or sales conducted in accordance with the terms of this Section 3.01 shall be deemed conclusive and binding on the Issuer, each Grantor and the Secured Parties.


                                   ARTICLE IV

                               REGISTRATION RIGHTS

                  SECTION 4.01. Registration Rights . If the Security Trustee shall determine to exercise its right to sell all or any of the Pledged Stock pursuant to Section 3.01, the Issuer agrees that, upon request of the Security Trustee, the Issuer will, at its own expense:

                  (a) execute and deliver, and cause each issuer of the Pledged Stock pledged by it, and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Security Trustee, advisable to register such Pledged Stock under the provisions of the Securities Act, to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished and to make all amendments and supplements thereto and to the related prospectus that, in the opinion of the Security Trustee, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

                  (b) use its best efforts to qualify the Pledged Stock under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Security Collateral, as requested by the Security Trustee;

                  (c) cause each issuer to make available to its security holders, as soon as practicable, an earnings statement that shall satisfy the provisions of Section 11(a) of the Securities Act;

                  (d) provide the Security Trustee with such other information and projections as may be necessary or, in the opinion of the Security Trustee, advisable to enable the Security Trustee to effect the sale of such Pledged Stock; and

                  (e) do or cause to be done all such other acts and things as may be necessary to make such sale of the Pledged Stock or any part thereof valid and binding and in compliance with applicable law.

The Security Trustee is authorized, in connection with any sale of the Pledged Stock pursuant to Section 3.01, to deliver or otherwise disclose to any prospective purchaser of the Pledged Stock (i) any registration statement or prospectus, and all supplements and amendments thereto, prepared pursuant to
Section 4.01(a), (ii) any information and projections provided to it pursuant to
Section 4.01(d) and (iii) any other information in its possession relating to the Pledged Stock.


                                    ARTICLE V

                           SECURITY INTEREST ABSOLUTE

                  SECTION 5.01. Security Interest Absolute . The obligations of each Grantor under this Agreement are independent of the Secured Obligations, and a separate action or actions may be brought and prosecuted against such Grantor to enforce this Agreement, irrespective of whether any action is brought against any other Grantor or whether any other Grantor is joined in any such action or actions. All rights of the Security Trustee and the pledge, assignment, and security interest hereunder, and all obligations of each Grantor hereunder, shall be absolute and unconditional, irrespective of:

                  (a) in the case of the Secured Issuer Obligations, any lack of validity or enforceability of any Related Document, Service Provider Document, Secured Credit Facility, Secured Guarantee or Secured Swap Agreement or any other agreement or instrument relating thereto, in the case of the Secured Intercompany Obligations, any lack of validity or enforceability of the Intercompany Loan Agreements or any other agreement or instrument relating thereto and in the case of the Secured Lease Obligations, any lack of validity or enforceability of any Lease or any other agreement or instrument relating thereto;

                  (b) any change in the time, manner or place of payment of, the security for, or in any other term of, all or any of the Secured Obligations, or in the case of the Secured Issuer Obligations, any other amendment or waiver of or any consent to any departure from any Related Document, Service Provider Document, Secured Credit Facility, Secured Guarantee or Secured Swap Agreement or any other agreement or instrument relating thereto, in the case of the Secured Intercompany Obligations, any other amendment or waiver of or any consent to any departure from the Intercompany Loan Agreements or any other agreement or instrument relating thereto or, in the case of the Secured Lease Obligations, any other amendment or waiver of or any consent to any departure from the Leases or any other agreement or instrument relating thereto;

                  (c) any taking, exchange, release or non-perfection of the Collateral or any other collateral or taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;

                  (d) any manner of application of collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any collateral for all or any of the Secured Obligations or any other assets of the Grantors;

                  (e) any change, restructuring or termination of the corporate structure or existence of any Grantor; or

                  (f) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor or a third-party grantor of a security interest.

                                   ARTICLE VI

                              THE SECURITY TRUSTEE

                  SECTION 6.01. Authorization and Action . (a) Each Grantor hereby appoints and authorizes Bankers Trust as the initial Security Trustee to take such action as trustee on behalf of the Secured Parties with respect to such Grantor and to exercise such powers and discretion under this Agreement and the other Related Documents as are specifically delegated to the Security Trustee by the terms hereof and thereof and no implied duties and covenants shall be deemed to arise hereunder against the Security Trustee.

                  (b) The Security Trustee accepts such appointment and agrees to perform the same but only upon the terms of this Agreement and agrees to receive and disburse all moneys received by it in accordance with the terms hereof. The Security Trustee in its individual capacity shall not be answerable or accountable under any circumstances, except for its own willful misconduct or gross negligence (or simple negligence in the handling of funds or breach of any of its representations or warranties set forth herein) and the Security Trustee shall not be liable for any action or inaction of any Grantor or any other parties to any of the Related Documents.

                  SECTION 6.02. Absence of Duties . The powers conferred on the Security Trustee hereunder with respect to the Collateral are solely to protect its interest herein and shall not impose any duty upon it to exercise any such powers other than the obligation to release Collateral as set out herein. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Security Trustee shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve or perfect rights against any parties or any other rights pertaining to any Collateral. The Security Trustee shall have no duty to ascertain or inquire as to the performance or observance of any covenants, conditions or agreements on the part of any Grantor or Lessee.

                  SECTION 6.03. Representations or Warranties . The Security Trustee does not make and shall not be deemed to have made any representation or warranty as to the validity, legality or enforceability of this Agreement, any other Related Document or any other document or instrument or as to the correctness of any statement contained in any thereof, or as to the validity or sufficiency of any of the pledge and security interests granted hereby, except that the Security Trustee in its individual capacity hereby represents and warrants (i) that each such specified document to which it is a party has been or will be duly executed and delivered by one of its officers who is and will be duly authorized to execute and deliver such document on its behalf, and (ii) this Agreement is the legal, valid and binding obligation of Bankers Trust, enforceable against Bankers Trust in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally.

                  SECTION 6.04. Reliance; Agents; Advice of Counsel . (a) The Security Trustee shall incur no liability to anyone as a result of acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Security Trustee may accept a copy of a resolution of the Board of any party to this Agreement or any Related Document, certified by the Secretary or an Assistant Secretary thereof or other duly authorized Person of such party as duly adopted and in full force and effect, as conclusive evidence that such resolution has been duly adopted by said Board and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically described herein, the Security Trustee shall be entitled to receive and may for all purposes hereof conclusively rely on a certificate, signed by an officer of any duly authorized Person, as to such fact or matter, and such certificate shall constitute full protection to the Security Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon. The Security

Trustee shall furnish to each Service Provider upon request such information and copies of such documents as the Security Trustee may have and as are necessary for such Service Provider to perform its duties under the applicable Related Documents. The Security Trustee shall assume, and shall be fully protected in assuming, that each other party hereto is authorized by its constitutional documents to enter into this Agreement and to take all action permitted to be taken by it pursuant to the provisions hereof, and shall not inquire into the authorization of such party with respect thereto.

                  (b) The Security Trustee may execute any of the powers hereunder or perform any duties hereunder either directly or by or through agents, including without limitation, financial advisors, or attorneys or a custodian or nominee, and the Security Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

                  (c) The Security Trustee may consult with counsel and any opinion of counsel or any advice of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel.

                  (d) The Security Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Secured Parties, pursuant to the provisions of this Agreement, unless such Secured Party shall have offered to the Security Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby.

                  (e) The Security Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Security Trustee to perform, or be responsible or liable for the manner of performance of, any obligations of the Issuer or the Cash Manager under any of the Related Documents.

                  (f) The Security Trustee shall not be liable for any Losses, Taxes or the selection of Permitted Account Investments or for any investment losses resulting from Permitted Account Investments.

                  (g) When the Security Trustee incurs expenses or renders services in connection with an exercise of remedies specified in Section 3.01 or during a proceeding described in Section 8.03(a), such expenses (including the fees and expenses of its counsel) and the compensation for such services are intended to constitute expenses of administration under any bankruptcy law or law relating to creditors' rights generally.

                  (h) The Security Trustee shall not be charged with knowledge of an Event of Default unless a Responsible Officer of the Security Trustee obtains actual knowledge of such event or the Security Trustee receives written notice of such event from any of the Secured Parties or the Cash Manager.

                  (i) The Security Trustee shall have no duty to monitor the performance of the Issuer, the Cash Manager or any other party to the Related Documents, nor shall it have any liability in connection with the malfeasance or nonfeasance by such parties. The Security Trustee shall have no liability in connection with compliance by the Issuer, any Guarantor, the Cash Manager or any lessee under a Lease with statutory or regulatory requirements related to the Collateral, any Aircraft or any Lease. The Security Trustee shall not make or be deemed to have made any representations or warranties with respect to the Collateral, any Aircraft or any Lease or the validity or sufficiency of any assignment or other disposition of the Collateral, any Aircraft or any Lease.

                  SECTION 6.05. Not Acting in Individual Capacity . The Security Trustee acts hereunder solely as trustee unless otherwise expressly provided; and all Persons having any claim against the Security Trustee by reason of the transactions contemplated hereby shall look, subject to the lien and priorities of payment provided herein and in the Indenture, only to the property of the Grantors for payment or satisfaction thereof.


                                   ARTICLE VII

                               SUCCESSOR TRUSTEES

                  SECTION 7.01. Resignation and Removal of Security Trustee . The Security Trustee may resign at any time without cause by giving at least 30 days' prior written notice to each Grantor, any Guarantor and the Senior Representative. The Senior Representative may at any time remove the Security Trustee without cause by an instrument in writing delivered to the Secured Parties and the Security Trustee. No termination of this Agreement by the Security Trustee or the Senior Representative pursuant to this Section 7.01 shall become effective prior to the date of appointment by the Senior Representative of a successor Security Trustee and the acceptance of such appointment by such successor Security Trustee.

                  SECTION 7.02. Appointment of Successor . (a) In the case of the resignation or removal of the Security Trustee, the Senior Representative, on behalf of the Secured Parties, shall promptly appoint a successor Security Trustee. If a successor Security Trustee shall not have been appointed and accepted its appointment hereunder within 60 days after the Security Trustee gives notice of resignation as to such class or subclass, the retiring Security Trustee or the Secured Parties may petition any court of competent jurisdiction for the appointment of a successor Security Trustee. Any successor Security Trustee so appointed by such court shall immediately and without further act be superseded by any successor Security Trustee appointed as provided in the first sentence of this paragraph within one year from the date of the appointment by such court.

                  (b) Any successor Security Trustee shall execute and deliver to the Secured Parties an instrument accepting such appointment. Upon the acceptance of any appointment as Security Trustee hereunder a successor Security Trustee and upon the execution and filing or recording of such financing statements, or amendments thereto, and such amendments or supplements to this Agreement, and such other instruments or notices, as may be necessary or desirable, or as the Senior Trustee may request, in order to continue the perfection of the liens granted or purported to be granted hereby, such Security Trustee shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Security Trustee, and the retiring Security Trustee shall be discharged from its duties and obligations under this Agreement and the other Related Documents. After any retiring Security Trustee's resignation or removal hereunder as to any actions taken or omitted to be taken by it while it was Security Trustee, the provisions of all of Article VIII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Security Trustee under this Agreement.

                  (c) Each Security Trustee shall be an Eligible Institution, if there be such an institution willing, able and legally qualified to perform the duties of a Security Trustee hereunder.

                  (d) Any corporation into which the Security Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Security Trustee shall be a party, or any corporation to which substantially all the business of the Security Trustee may be transferred, shall be the Security Trustee under this Agreement without further act.


                                  ARTICLE VIII

                     AGREEMENT AMONG CERTAIN SECURED PARTIES

                  SECTION 8.01. Subordination and Priority . (a) Notwithstanding the date, manner or order of attachment or perfection or the description of any collateral or security interests, liens, claims or encumbrances covered or granted by Section 2.01, each Subordinated Representative agrees that the respective rights and interest of the Subordinated Creditors in any Collateral for which they are Secured Parties are and shall be subordinate, to the extent and in the manner hereinafter set forth, to all rights and interest of the Senior Creditors in such Collateral, and that the Senior Creditors shall have at all times interests prior and senior to that of the Subordinated Creditors in such Collateral until the payment in full of all Senior Obligations owed to such Senior Creditors.

                  (b) For the purposes of this Agreement, no Senior Obligations shall be deemed to have been paid in full until and unless the Senior Representative in respect of such Senior Obligations shall have received payment in full in cash of such Senior Obligations.

                  (c) Notwithstanding anything contained herein to the contrary, payments from any property (or the proceeds thereof) deposited in the Defeasance/Redemption Account pursuant to Article XI of the Indenture and any Guarantor Indenture shall not be subordinated to the prior payment of any Senior Creditors in respect of any Senior Obligations or subject to any other restrictions set forth in this Article VIII, and none of the Holders shall be obligated to pay over any payments from any such property to the Security Trustee or any other creditor of any of the relevant Grantors.

                  SECTION 8.02. Exercise of Remedies . (a) Until the date on which all the Senior Obligations shall have been paid in full, the Senior Representative, in its sole discretion and to the exclusion of the Subordinated Representatives, shall have, whether or not any default under the Indenture or any Guarantor Indenture shall have occurred and be continuing and both before and after the commencement of any proceeding referred to in Section 8.03(a), the sole and exclusive right (as between the Senior Representative, on the one hand, and the Subordinated Representatives, on the other) to direct the Security Trustee to take all action with respect to the Collateral, including, without limitation, the right to exercise or direct voting or other consensual rights, to foreclose or forebear from foreclosure in respect of the Collateral and to accept the Collateral in full or partial satisfaction of any Senior Obligation, all in accordance with the terms of this Agreement. The Subordinated Representatives agree that, until the Senior Obligations have been paid in full, the only right of the Subordinated Creditors under this Agreement is for the Subordinated Obligations to be secured by the Collateral for the period and to the extent provided for herein and to receive a share of the proceeds of the Collateral, if any.

                  (b) The Subordinated Representatives agree that, so long as any of the Senior Obligations shall remain unpaid, they and the Subordinated Creditors will not commence, or join with any creditor other than the Security Trustee and the Senior Creditors in commencing, any enforcement, collection, execution, levy or foreclosure proceeding with respect to the Collateral or proceeds of Collateral. Upon request by the Senior Representative, the Subordinated Representatives and the Subordinated Creditors will, at the expense of the Issuer, join in enforcement, collection, execution, levy or foreclosure proceedings and otherwise cooperate fully in the maintenance of such proceedings by the Security Trustee, including without limitation by executing and delivering all such consents, pleadings, releases and other documents and instruments as the Security Trustee may reasonably request in connection therewith, it being understood that the conduct of such proceedings shall at all times be under the exclusive control of the Security Trustee.

                  (c) The Subordinated Representatives agree, upon written request by the Senior Representative, to release the liens and security interests in favor of the Subordinated Creditors in any Collateral and to execute and deliver all such directions, consents, pleadings, releases and other documents and instruments as the Senior

Representative may reasonably request in connection therewith, upon any sale, lease, transfer or other disposition of such Collateral or part thereof in accordance with, or for application of proceeds pursuant to, Section 8.01(a).

                  (d) The Subordinated Representatives agree that neither they nor any Subordinated Creditors will contest, or bring (or join in) any action or proceeding for the purpose of contesting, the validity, perfection or priority of, or seeking to avoid, the rights of the Senior Representative or the Senior Creditors in or with respect to the Collateral.

                  (e) Nothing in the foregoing affects any Collateral for which neither the Senior Creditors nor the Subordinated Creditors are Secured Parties.

                  SECTION 8.03. Further Agreements of Subordination . The Subordinated Representatives agree as follows:

                  (a) Upon any distribution of all or any of the Collateral or proceeds of Collateral to creditors of any Grantor upon the dissolution, winding-up, liquidation, arrangement, reorganization, adjustment, protection, relief, or composition of such Grantor or its debts, whether in any bankruptcy, insolvency, arrangement, reorganization, receivership, relief or similar proceedings or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of such Grantor, or otherwise, any distribution of any kind of Collateral or proceeds of Collateral that otherwise would be deliverable upon or with respect to the Subordinated Obligations shall be delivered directly to the Security Trustee for application (in the case of cash) to or as collateral (in the case of non-cash property or securities) for the payment or prepayment of the Senior Obligations until the Senior Obligations shall have been paid in full.

                  (b) If any proceeding referred to in Section 8.03(a) is commenced by or against any Grantor,

                           (i) the Security Trustee is hereby irrevocably
                  authorized and empowered (in its own name or in the name of the Senior Creditors or otherwise), but shall have no obligation, to demand, sue for, collect and receive every distribution referred to in subsection (a) above and give acquittance therefor and to file claims and proofs of claim and take such other action (including without limitation enforcing this Agreement) as it may deem necessary or advisable, or as the Senior Representative may direct, for the exercise or enforcement of any of the rights or interests of the Senior Creditors hereunder; and

                           (ii) the Subordinated Representatives shall duly and
                  promptly take such action, at the expense of the Issuer, as the Senior Representative may request (A) to collect Collateral and proceeds of Collateral for the account of the Senior Creditors and to file appropriate claims or proofs of claim in respect of Collateral and proceeds of Collateral, (B) to execute and deliver to the Security Trustee such powers of attorney, assignments, or other instruments as the Senior Representative may request in order to enable it to enforce any and all claims with respect to the Collateral and proceeds of Collateral and (C) to collect and receive any and all payments or distributions that may be payable or deliverable upon or with respect to the Collateral or proceeds of Collateral.

                  (c) All payments or distributions upon or with respect to the Collateral or proceeds of Collateral that are received by the Subordinated Representatives or the Subordinated Creditors contrary to the provisions of this Agreement shall be received for the benefit of the Senior Creditors, shall be segregated from other funds and property held by the Subordinated Representatives or the Subordinated Creditors and shall be forthwith paid over to the Security Trustee in the same form as so received (with any necessary indorsement) to be applied (in the case of cash) to or held as collateral (in the case of non-cash property or securities) for the payment or prepayment of the Senior Obligations in accordance with the terms thereof.

                  (d) The Senior Representative is hereby authorized to demand specific performance of this Agreement at any time when any of the Subordinated Representatives or the Subordinated Creditors shall have failed to comply with any of the provisions of this Agreement applicable to them. The Subordinated Representatives hereby irrevocably waive, on their own behalf and on behalf of the Subordinated Creditors, any defense based on the adequacy of a remedy at law that might be asserted as a bar to such remedy of specific performance.

                  SECTION 8.04. Possession of Collateral . The Security Trustee agrees to hold any Collateral received by it, in or against which a security interest or lien may be perfected by possession, as bailee on behalf of the Secured Parties with respect to the Grantor of such Collateral.

                  SECTION 8.05. Rights of Subrogation . The Subordinated Representatives agree that no payment or distributions to the Senior Representative or the Senior Creditors pursuant to the provisions of this Agreement shall entitle any Subordinated Representative or any Subordinated Creditor to exercise any rights of subrogation in respect thereof until all Obligations constituting Senior Obligations with respect to such Person shall have been paid in full.

                  SECTION 8.06. Further Assurances of Subordinated Representatives . Each of the Subordinated Representatives shall, at the expense of the Issuer, at any time and from time to time promptly execute and deliver all further instruments and documents, and take all further action, that the Senior Representative or the Security Trustee may reasonably request, in order to protect any right or interest granted or purported to be granted hereby or to enable the Senior Representative and the Security Trustee to exercise and enforce their rights and remedies hereunder.

                  SECTION 8.07. No Change in Rights in Collateral . The Subordinated Representatives and the Subordinated Creditors will not sell, assign, pledge, encumber or otherwise dispose of any of their rights in the Collateral as such or in proceeds of Collateral as such, without the prior written consent of the Senior Representative. Nothing in this Section 8.07 shall limit the right of any Subordinated Creditor to transfer any Subordinated Obligation including, without limitation, any Note.

                  SECTION 8.08. Waiver of Marshalling and Similar Rights . Each of the Subordinated Representatives waives, on its own behalf and on behalf of the Subordinated Creditors, to the fullest extent permitted by applicable law, any requirement regarding, and agrees not to demand, request, plead or otherwise claim the benefit of, any marshalling, appraisement, valuation or other similar right with respect to the Collateral that may otherwise be available under applicable law or any other similar rights a junior creditor or junior secured creditor may have under applicable law.

                  SECTION 8.09. Enforcement . Each of the Subordinated Representatives agrees that this Agreement shall be enforceable against it and the Subordinated Creditors under all circumstances, including without limitation in any proceeding referred to in Section 8.03(a).

                  SECTION 8.10. Obligations Hereunder Not Affected . All rights and interests of the Senior Representative, the Senior Creditors and the Security Trustee hereunder, and all agreements and obligations of the Subordinated Representatives under this Agreement, shall remain in full force and effect irrespective of:

                  (i) any lack of validity or enforceability of this Agreement, any Service Provider Document, AerCo Group Note, Secured Credit Facility, Secured Guarantee, Secured Tax-Related Disposition Agreement or Secured Swap Agreement or any other agreement or instrument relating thereto;

                  (ii) any change in the time, manner or place of payment of, the security for, or in any other term of, all or any of the Senior Obligations, or any other amendment or waiver of or any consent to any departure from this Agreement, any Service Provider Document, AerCo Group Note, Secured Credit Facility, Secured Guarantee, Secured Tax-Related Disposition Agreement or Secured Swap Agreement or any other agreement or instrument relating thereto;

                  (iii) any taking, exchange, release or non-perfection of the Collateral or any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Senior Obligations; or

                  (iv) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Subordinated Representatives, the Subordinated Creditors, a subordinated creditor or a secured subordinated creditor.

This Agreement shall continue to be effective or shall be revived or reinstated, as the case may be, if at any time any payment of any of the Senior Obligations is rescinded or must otherwise be returned by any Senior Creditor upon the insolvency, bankruptcy or reorganization of any Grantor, or otherwise, all as though such payment had not been made.

                  SECTION 8.11. Waiver . The Subordinated Representatives hereby waive, on their own behalf and on behalf of the Subordinated Creditors, to the fullest extent permitted by law, any right under Section 9-504(1)(c) of the U.C.C. to application of the proceeds of disposition (other than as contemplated by this Agreement), any right to notice and objection under Section 9-505(2) of the U.C.C. and promptness, diligence, notice of acceptance and any other notice with respect to any of the Senior Obligations and this Agreement and any requirement that the Security Trustee protect, secure, perfect or insure any security interest or lien hereunder or otherwise or any Collateral or any other property subject thereto or exhaust any right or take any action against the Grantors or any other person or entity or any Collateral or any other collateral.

                  SECTION 8.12. Senior Obligations and Subordinated Obligations Unimpaired . Nothing in this Agreement shall impair (i) as between the Issuer and any party hereto, the obligations of the Issuer to such party, including without limitation the Senior Obligations and the Subordinated Obligations, or
(ii) as between the Senior Creditors and the Subordinated Creditors, the provisions relating to the priority of payments in the Indenture; provided that it is understood that the enforcement of rights and remedies against the Collateral shall be subject to the terms of this Agreement.

                  SECTION 8.13. Upon Discharge of Obligations . Upon the payment in full of the Senior Obligations in respect of which it is acting as Senior Representative, the Security Trustee shall, without any further action on its part, be relieved of any obligation under this Agreement with respect to such discharged Senior Obligations and this Agreement shall continue in effect as an agreement among the remaining Secured Parties.

                                   ARTICLE IX

                             INDEMNITY AND EXPENSES

                  SECTION 9.01. Indemnity . (a) The Issuer shall indemnify the Security Trustee (and its officers, directors, employees and agents) for, and hold it harmless against, any loss, liability or expense (including reasonable legal fees and expenses) incurred by it without negligence or bad faith on its part in connection with the acceptance or administration of this Agreement and any other Related Documents as Security Trustee and its duties hereunder and thereunder, including the costs and expenses of defending itself against any claim or liability and of complying with any process served upon it or any of its officers in connection with the exercise or performance of any of its powers or duties and hold it harmless against, any loss, liability or reasonable expense incurred without negligence or bad faith on its part. The Security Trustee shall notify the Issuer promptly of any claim asserted against the Security Trustee for which it may seek indemnity; provided, however, that failure to provide such notice shall not invalidate any right to indemnity hereunder. The Issuer shall defend the claim and the Security Trustee shall cooperate in the defense. The Security Trustee may have separate counsel and the Issuer shall pay reasonable fees and expenses of such counsel. The Issuer need not pay for any settlements made without its consent; provided that such consent shall not be unreasonably withheld. The Issuer need not reimburse any expense or indemnity against any loss or liability incurred by the Security Trustee through negligence or bad faith.

                  (b) The Issuer shall upon demand pay to the Security Trustee the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that the Security Trustee may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Security Trustee or any other Secured Party against any Grantor hereunder or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

                  SECTION 9.02. Noteholders' Indemnity . The Security Trustee shall be entitled, subject to such Security Trustee's duty during a default to act with the required standard of care, to be indemnified by the Senior Creditors to the sole satisfaction of the Security Trustee before proceeding to exercise any right or power under this Agreement at the request or direction of the Senior Representative.

                  The provisions of Section 9.01 and Section 9.02 shall survive the termination of this Agreement or the earlier resignation or removal of the Security Trustee.

                  SECTION 9.03. No Compensation from Secured Parties . The Security Trustee agrees that it shall have no right against the Secured Parties for any fee as compensation for its services hereunder.

                  SECTION 9.04. Security Trustee Fees . In consideration of the Security Trustee's performance of the services provided for under this Agreement, the Issuer shall pay to the Security Trustee an annual fee set forth under a separate agreement between the Issuer and the Security Trustee.

                                    ARTICLE X

                                  MISCELLANEOUS

                  SECTION 10.01. Amendments; Waivers; Etc . (a) No amendment or waiver of any provision of this Agreement, and no consent to any departure by any party herefrom, shall in any event be effective unless the same shall be in writing and signed by each Grantor, each Service Provider, the Senior Trustee and, in the event it is adversely affected thereby, the Subordinated Representative, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Security Trustee to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. In executing and delivering any amendment or modification to this Agreement, the Security Trustee shall be entitled to (i) an Opinion of Counsel stating that such amendment is authorized and permitted pursuant to the Indenture and this Agreement and complies therewith and herewith and (ii) an Officer's Certificate stating that all conditions precedent to the execution, delivery and performance of such amendment have been satisfied in full. The Security Trustee may, but shall have no obligation to, execute and deliver any amendment or modification which would affect its duties, powers, rights, immunities or indemnities hereunder.

                  (b) Upon the execution and delivery by any Person of a Security Trust Agreement Supplement, (i) such Person shall be referred to as an "Additional Grantor" and shall be and become a Grantor hereunder, and each reference in this Agreement to "Grantor" shall also mean and be a reference to such Additional Grantor, (ii) the annexes attached to each Security Trust Agreement Supplement shall be incorporated into and become a part of and supplement Schedule III and Schedule IV, and the Security Trustee may attach such annexes as supplements to such Schedules; and each reference to such Schedules shall mean and be a reference to such Schedules as supplemented pursuant hereto and (iii) such Additional Grantor shall be a Grantor for all purposes under this Agreement and shall be bound by the obligations of the relevant Grantors hereunder.

                  SECTION 10.02. Addresses for Notices . All notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic, telex or cable communication) and mailed, telegraphed, telecopied, telexed, cabled or delivered to the Issuer, the Administrative Agent, the Cash Manager, the Servicer, the Trustee or the Security Trustee, as the case may be, in each case addressed to it at its address specified in Section 13.05 of the Indenture or, as to Lively, to the address of the Issuer or, as to each party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section
10.02. All such notices and other communications shall, when mailed, telecopied, telegraphed, telexed or cabled, respectively, be effective when deposited in the mails, telecopied, delivered to the telegraph company, confirmed by telex answerback or delivered to the cable company, respectively, addressed as aforesaid.

                  SECTION 10.03. No Waiver; Remedies . No failure on the part of the Security Trustee to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                  SECTION 10.04. Severability . If any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired.

                  SECTION 10.05. Continuing Security Interest; Assignments . Subject to Section 10.06(c), this Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect with respect to each Grantor until the earlier of the payment in full in cash of the Secured Obligations with respect to such Grantor and the circumstances specified in Section 10.06(c), (b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Security Trustee hereunder, to the benefit of the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing subsection (c), any Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under any Related Document to which it is a party in accordance with the terms thereof to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights in respect thereof granted to such Secured Party herein or otherwise.

                  SECTION 10.06. Release and Termination . (a) Upon any sale, lease, transfer or other disposition of any item of Collateral in accordance with the terms of the Indenture, the Security Trustee will, at the Issuer's expense, execute and deliver to the Grantor of such item of Collateral such documents as such Grantor shall reasonably request and provide to the Security Trustee to evidence the release of such item of Collateral from the assignment and security interest granted hereby.

                  (b) Except as otherwise provided in Section 10.06(c), upon the payment in full in cash of the Secured Obligations with respect to such Grantor, the pledge, assignment and security interest granted hereby by such Grantor shall terminate and all rights to the Collateral granted by such Grantor shall revert to such Grantor. Upon any such termination, the Security Trustee will, at the Issuer's expense, execute and deliver to such Grantor such documents as such Grantor shall prepare and reasonably request to evidence such termination.

                  (c) If at any time all Notes have been defeased pursuant to
Article XI of the Indenture, the pledge, assignment and security interest in the Pledged Stock pledged by the Issuer shall be released and the certificates representing such Pledged Stock shall be returned to the relevant Grantor and the Security Trustee shall, at the expense of the Issuer, execute and deliver to the Issuer such documents as the Issuer shall prepare and reasonably request to evidence such termination.

                  SECTION 10.07. Currency Conversion . If any amount is received or recovered by the Security Trustee in respect of this Agreement or any part thereof in a currency (the "Received Currency") other than the currency in which such amount was expressed to be payable (the "Agreed Currency"), then the amount in the Received Currency actually received or recovered by the Security Trustee, to the extent permitted by law, shall only constitute a discharge of the relevant Grantor to the extent of the amount of the Agreed Currency which the Security Trustee was or would have been able in accordance with its or his normal procedures to purchase on the date of actual receipt or recovery (or, if that is not practicable, on the next date on which it is so practicable), and, if the amount of the Agreed Currency which the Security Trustee is or would have been so able to purchase is less than the amount of the Agreed Currency which was originally payable by the relevant Grantor, such Grantor shall pay to the Security Trustee such amount as it shall determine to be necessary to indemnify the Security Trustee against any Loss sustained by it as a result (including the cost of making any such purchase and any premiums, commissions or other charges paid or incurred in connection therewith) and so that, to the extent permitted by law, (i) such indemnity shall constitute a separate and independent obligation of each Grantor distinct from its obligation to discharge the amount which was originally payable by such Grantor and (ii) shall give rise to a separate and independent cause of action and apply irrespective of any indulgence granted by the Security Trustee and continue in full force and effect notwithstanding any judgment, order, claim or proof for a liquidated amount in respect of the amount originally payable by any Grantor or any judgment or order and no proof or evidence of any actual loss shall be required.

                  SECTION 10.08. Governing Law . THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTERESTS HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. UNLESS OTHERWISE DEFINED HEREIN OR IN THE INDENTURES, TERMS USED IN ARTICLE 8 OR 9 OF THE UCC ARE USED HEREIN AS THEREIN DEFINED.

                  SECTION 10.09. Jurisdiction . (a) Each of the parties hereto irrevocably agrees that the courts of New York shall have jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Agreement and, for such purposes, irrevocably submits to the jurisdiction of such courts. Each of the parties hereto irrevocably waives any objection which it might now or hereafter have to the federal U.S. or New York State courts located in New York, New York being nominated as the forum to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Agreement and agrees not to claim that any such court is not a convenient or appropriate forum. Each of the parties hereto agrees that the process by which any suit, action or proceeding is begun may be served on it by being delivered in connection with any suit, action or proceeding in

New York, New York to the Person named as the process agent of such party in Exhibit G to the Indenture at the address set out therein or at the principal New York City office of such process agent, if not the same.

                  (b) Each of the parties hereto hereby consents generally in respect of any legal action or proceeding arising out of or in connection with this Agreement to the giving of any relief or the issue of any process in connection with such action or proceeding, including the making, enforcement or execution against any property whatsoever (irrespective of its use or intended use) of any order or judgment which may be made or given in such action or proceeding.

                  SECTION 10.10. Limitations on Liability of Lively . Notwithstanding any other provision in this Agreement, the liability of Lively hereunder shall be limited to the amount realized by the Security Trustee from the sale or other disposal of any Pledged Stock held in its name. The Security Trustee hereby undertakes and agrees on behalf of itself and the Secured Parties that it shall have no recourse to Lively or its assets other than the Pledged Stock held in its name in respect of the Secured Obligations hereunder.

                  SECTION 10.11. Letter of Quiet Enjoyment . The Security Trustee shall, if any party other than any Grantor hereunder to any Assigned Leases requests or is expected by such Grantor to request a letter of quiet enjoyment, upon the notification thereof by such Grantor, execute and deliver a letter in the form of Exhibit H hereto (or such other form as the relevant Lessee may reasonably request, in substantially similar substance) to such party.

                  SECTION 10.12. Counterparts . This Agreement may be executed in two or more counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.

                  SECTION 10.13. Table of Contents, Headings, Etc. The Table of Contents and headings of the Articles and Sections of this Agreement have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms and provisions hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by its representative or officer thereunto duly authorized as of the date first above written.

                              AERCO LIMITED


                              By /s/ Frederick W. Bradley Jr.
                                 _______________________________
                                 Name:  Frederick W. Bradley, Jr.
                                 Title: Director


                               AIRCRAFT LEASE PORTFOLIO
                               SECURITIZATION 94-1 LIMITED


                              By /s/ George Adrian Robinson
                                 _______________________________
                                 Name:  George Adrian Robinson
                                 Title: Director



                              SIGNED, SEALED AND DELIVERED
                              for and on behalf of

                              AERCO IRELAND LIMITED


                              By /s/ Patrick J. Dalton
                                 _______________________________
                                 its duly authorized attorney in
                                 the presence of:-


                                 /s/ Ann H. Wagner
                                 _______________________________

                              SIGNED, SEALED AND DELIVERED
                              for and on behalf of

                              AERCO IRELAND II LIMITED


                              By /s/ John Redmond
                                 _______________________________
                                 its duly authorized attorney in
                                 the presence of:-


                                 /s/ Ann H. Wagner
                                 _______________________________,



                              AERCOUSA INC.


                              By /s/ Patrick J Dalton
                                 _______________________________
                                 Name:  Patrick J Dalton
                                 Title: Director


                              AERFI BELGIUM N.V.


                              By /s/ John Redmond
                                 _______________________________
                                 Name:  John Redmond
                                 Title: Director


                              ALPS 94-1 (BELGIUM) N.V.


                              By /s/ George Adrian Robinson
                                 _______________________________
                                 Name:  George Adrian Robinson
                                 Title: Director


                              SIGNED, SEALED AND DELIVERED
                              for and on behalf of

                              SIGNED, SEALED AND DELIVERED
                              for and on behalf of

                              PERGOLA LIMITED

                              By /s/ Michael Horgan
                                 _______________________________
                                 its duly authorized attorney in
                                 the presence of:-


                                 /s/ Ann H. Wagner
                                 _______________________________



                              MOURANT & CO. SECRETARIES LIMITED


                              By /s/ Gareth Essex-Cater
                                 _______________________________
                                 Name:  Gareth Essex-Cater
                                 Title:



                              SIGNED, SEALED AND DELIVERED
                              for and on behalf of

                              GPA ADMINISTRATIVE SERVICES
                              LIMITED, as Administrative Agent


                              By /s/ John Redmond
                                 _______________________________
                                 its duly authorized attorney in
                                 the presence of:-


                                 /s/ Ann H. Wagner
                                 _______________________________



                              SIGNED, SEALED AND DELIVERED
                              for and on behalf of

                              GPA CASH MANAGER II LIMITED,
                              as Cash Manager


                              By /s/ John Redmond
                                 _______________________________
                                 Name:  John Redmond
                                 Title:



                              SIGNED, SEALED AND DELIVERED
                              for and on behalf of

                              BABCOCK & BROWN LIMITED, as Servicer


                              By /s/ Brian Foley
                                 _______________________________
                                 Name:  Brian Foley
                                 Title: Director



                              BANKERS TRUST COMPANY, not in its
                              individual capacity, but solely as Trustee


                              By /s/ Craig M. Kantor
                                 _______________________________
                                 Name:  Craig M. Kantor
                                 Title: Vice President


                              BANKERS TRUST COMPANY, not in its
                              individual capacity, but solely as Book-Entry Depositary


                              By /s/ Craig M. Kantor
                                 _______________________________
                                 Name:  Craig M. Kantor
                                 Title: Vice President

                              BANKERS TRUST COMPANY, not in its
                              individual capacity, but solely as
                              Reference Agent


                              By /s/ Craig M. Kantor
                                 _______________________________
                                 Name:  Craig M. Kantor
                                 Title: Vice President



                              BANKERS TRUST COMPANY, not in its
                              individual capacity, but solely as
                              Security Trustee


                              By /s/ Craig M. Kantor
                                 _______________________________
                                 Name:  Craig M. Kantor
                                 Title: Vice President



                              SIGNED, SEALED AND DELIVERED
                              for and on behalf of

                              GPA GROUP PLC, as Class E Note
                              Representative


                              By /s/ Patrick J. Dalton
                                 _______________________________
                                 Name:  Patrick J. Dalton
                                 Title:


                              LIVELY LIMITED


                              By /s/ Gareth Essex-Cater
                                 _______________________________
                                 Name:  Gareth Essex-Cater
                                 Title:

                                                                      SCHEDULE I
                                                        SECURITY TRUST AGREEMENT


                                  PLEDGED STOCK


                                                                                                                   Percentage
                                                                                                                       of
                                                        Class of                     Certificate      Number       Outstanding
         Grantor                 Stock Issuer            Stock        Par Value        No(s).        of Shares        Shares
         -------                 ------------          ----------     ---------      -----------     ---------    ------------
AerCo Limited              Aircraft Lease Portfolio     Ordinary      U.S.$1.00            3               10          100%
                           Securitization 94-1           Shares
                           Limited

AerCo Limited              AerCo Ireland Limited        Ordinary      U.S.$1.00          N/A          150,000          100%
                                                         Shares

AerCo Limited              AerCo Ireland Limited      Irish Pound     IR(pound)1.00      N/A                1          100%
                                                         Shares

Lively Limited             AerCo Ireland Limited      Irish Pound     IR(pound)1.00      N/A                1          100%
                                                         Shares

AerCo Limited              AerCo Ireland II Limited     Ordinary      U.S.$1.00          N/A          150,000          100%
                                                         Shares

AerCo Limited              AerCo Ireland II Limited   Irish Pound     IR(pound)1.00      N/A                1          100%
                                                         Shares

Lively Limited             AerCo Ireland II Limited   Irish Pound     IR(pound)1.00      N/A                1          100%
                                                         Shares

AerCo Limited              AerCoUSA Inc.                 Voting       N/A                  1           10,000          100%
                                                         Trust
                                                      Certificates

AerCo Ireland II Limited   AerFi Belgium N.V.           Ordinary      N/A                N/A             1249          100%
                                                         Shares

Lively Limited             AerFi Belgium N.V.           Ordinary      N/A                N/A                1          100%
                                                         Shares

Aircraft Lease Portfolio   Pergola Limited              Ordinary      IR(pound)1.00      N/A                1          100%
Securitization 94-1                                      Shares
Limited

Lively Limited             Pergola Limited              Ordinary      IR(pound)1.00      N/A                1          100%
                                                         Shares

Aircraft Lease Portfolio   ALPS 94-1 (Belgium) N.V.     Ordinary      N/A                N/A             1249          100%
Securitization 94-1                                      Shares
Limited

Lively Limited             ALPS 94-1 (Belgium) N.V.     Ordinary      N/A                N/A                1          100%
                                                         Shares

Aircraft Lease Portfolio   ALPS 94-1 (France)           Ordinary      FRF 100            N/A              499          100%
Securitization 94-1        S.A.R.L.                      Shares
Limited

Lively Limited             ALPS 94-1 (France)           Ordinary      FRF 100            N/A                1          100%
                           S.A.R.L.                      Shares


                                   PLEDGED DEBT

     Promissory Note from AerCoUSA to the Issuer dated as of July 15, 1998.

     Loan Expenses Apportionment and Guarantee Agreement dated as of July 15, 1998 between the Issuer and ALPS 94-1.

     Loan Expenses Apportionment and Guarantee Agreement dated as of July 15, 1998 between the Issuer and AerCo Ireland.

     Loan Expenses Apportionment and Guarantee Agreement dated as of July 15, 1998 between the Issuer and AerCo Ireland II.

                                                                     SCHEDULE II
                                                        SECURITY TRUST AGREEMENT


                         NON-TRUSTEE ACCOUNT INFORMATION

                                  Name and Address of
Name and Address of Bank        Non-Trustee Account Holder        Account Number
================================================== =============================

Generale de Bank, Brussels     ALPS 1994-1 (Belgium) N.V.        210-0079736-54
================================================== =============================
Citibank Brussels              AerFi Belgium N.V.                570-1192500-40
================================================== =============================
Citibank Brussels              AerFi Belgium N.V.                570-1192500-50
================================================== =============================


                                                                    SCHEDULE III
                                                        SECURITY TRUST AGREEMENT


                                   TRADE NAMES


               None.

                                                                    SCHEDULE IV
                                                        SECURITY TRUST AGREEMENT


                             CHIEF PLACE OF BUSINESS
                                       AND
                      CHIEF EXECUTIVE OR REGISTERED OFFICE

------------------------  --------------------        ------------------------
     Name of Grantor        Place of Business         Chief Executive or
                                                      Registered Office
------------------------  --------------------        ------------------------
AerCo Limited               Ireland                   Registered Office
                                                      22 Grenville Street
                                                      St. Helier, Jersey
                                                      JE4 8PX
                                                      Channel Islands
------------------------   --------------------       ------------------------
Aircraft Lease Portfolio    22 Grenville Street       Registered Office
Securitization 94-1         St. Helier, Jersey        22 Grenville Street
Limited                     JE4 8PX                   St. Helier, Jersey
                            Channel Islands           JE4 8PX
                                                      Channel Islands
------------------------  --------------------        ------------------------
AerCo Ireland Limited       Ireland                   Registered Office
                                                      2 Harbourmaster Place
                                                      Custom House Dock
                                                      Dublin 1
                                                      Ireland
------------------------  -------------------------   ------------------------
AerCo Ireland II Limited    Ireland                   Registered Office
                                                      2 Harbourmaster Place
                                                      Custom House Dock
                                                      Dublin 1
                                                      Ireland
------------------------  --------------------------  ------------------------
AerCoUSA Inc.             c/o Nationwide Information  c/o Nationwide Information
                            Services, Inc.            Services, Inc.
                            15 North Street           15 North Street
                            Dover, Delaware 19901     Dover, Delaware 19901
                            U.S.A.                    U.S.A.
------------------------  ---------------------       ------------------------
AerFi Belgium N.V.          Neerveldstraat 101-103,   Neerveldstraat 101-103,
                            Bus 3 1200                Bus 3 1200
                            Sint-Lambrechts-Woluwe    Sint-Lambrechts-Woluwe
                            Brussels                  Brussels
                            Belgium                   Belgium

                                                      Chief Executive or
                                                      Registered Office
------------------------    -----------------------   ------------------------
ALPS 94-1 (Belgium) N.V.    Neerveldstraat 101-103,   Neerveldstraat 101-103,
                            Bus 3 1200                Bus 3 1200
                            Sint-Lambrechts-Woluwe    Sint-Lambrechts-Woluwe
                            Brussels                  Brussels
                            Belgium                   Belgium
------------------------    -----------------------   ------------------------
Pergola Limited             1 Earlsfort Centre        1 Earlsfort Centre
                            Hatch Street              Hatch Street
                            Dublin                    Dublin
                            Ireland                   Ireland
------------------------    ------------------------  ------------------------

                                                                       EXHIBIT A
                                                        SECURITY TRUST AGREEMENT


                   FORM OF CREDIT FACILITY PROVIDER SUPPLEMENT


Bankers Trust Company, as Security Trustee
Four Albany Street
New York, New York  10006                                                 [Date]


Attention:  [                   ]



             Re: Security Trust Agreement, dated as of July 15, 1998


                  Reference is made to the Security Trust Agreement, dated as of July 15, 1998 (the "Security Trust Agreement"), among AerCo Limited, a limited liability company incorporated under the laws of Jersey, Channel Islands, the Issuer Subsidiaries party thereto, Bankers Trust Company, a New York banking corporation, not in its individual capacity (except as otherwise provided pursuant to Sections 6.03(i) and 6.03(ii) of the Security Trust Agreement), but solely as the initial Security Trustee (the "Security Trustee") and the other parties thereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Security Trust Agreement.

         The undersigned hereby:

         1. confirms that attached hereto is a true and complete copy of the _________ Agreement, between the Issuer and the undersigned, dated as of
        ____ (the "Credit Facility Agreement"), which Credit Facility Agreement constitutes a [Primary] [Secondary] Eligible Credit Facility under the Indenture;

         2. confirms that it has received a copy of the Security Trust Agreement and such other documents and information as it deems appropriate to make a decision to enter into this Credit Facility Provider Supplement;

         3. confirms that upon entering into this Credit Facility Provider Supplement, the undersigned shall become a party to the Security Trust Agreement, subject to the terms and provisions thereof, including
        Section 8.03(c) thereof, and each reference in the Security Trust Agreement to a "Secured Party" shall also mean and be a reference to the undersigned;

         4. appoints and authorizes the Senior Trustee to take any and all actions in respect of the Collateral as are delegated to the Senior Trustee by the terms of the

        Related Documents, together with any such powers and discretion as are reasonably incidental thereto;

         5. confirms its agreement to the limitations and qualifications of the Security Trustee's obligations set forth in Article VI of the Security Trust Agreement;

         6. confirms its agreement that it is entitled only to the priority of repayment accorded to a [Primary] [Secondary] Eligible Credit Facility Provider under Section 3.08 of the Indenture; and

         7. confirms that this Credit Facility Provider Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

                                                  Very truly yours,

                                                  [SECURED CREDIT FACILITY
                                                  PROVIDER]


                                                  By __________________________
                                                     Name:
                                                     Title:

Acknowledged and Agreed to
as of the date first above written:

BANKERS TRUST COMPANY,
  not in its individual capacity, but
  solely as the Security Trustee


By ________________________________
   Name:
   Title:

                                                                       EXHIBIT B
                                                        SECURITY TRUST AGREEMENT


                        FORM OF SWAP PROVIDER SUPPLEMENT


Bankers Trust Company, as Security Trustee
Four Albany Street
New York, New York  10006                                                 [Date]


Attention:  [                   ]



             Re: Security Trust Agreement, dated as of July 15, 1998


                  Reference is made to the Security Trust Agreement, dated as of July 15, 1998 (the "Security Trust Agreement"), among AerCo Limited, a limited liability company incorporated under the laws of Jersey, Channel Islands, the Issuer Subsidiaries party thereto, Bankers Trust Company, a New York banking corporation, not in its individual capacity (except as otherwise provided pursuant to Sections 6.02(i) and 6.03(ii) of the Security Trust Agreement), but solely as the initial Security Trustee (the "Security Trustee") and the other parties thereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Security Trust Agreement.

         The undersigned hereby:

         1. confirms that attached hereto is a true and complete copy of the _________ Agreement, between the Issuer and the undersigned, dated as of
        ____ (the "Swap Agreement"), which Swap Agreement meets the requirements of Section 9.05 of the Indenture;

         2. confirms that it has received a copy of the Security Trust Agreement and such other documents and information as it deems appropriate to make a decision to enter into this Swap Provider Supplement;

         3. confirms that upon entering into this Swap Provider Supplement, the undersigned shall become a party to the Security Trust Agreement, subject to the terms and provisions thereof, including Section 8.03(c) thereof, and each reference in the Security Trust Agreement to a "Secured Party" shall also mean and be a reference to the undersigned;

         4. appoints and authorizes the Senior Trustee to take any and all actions in respect of the Collateral as are delegated to the Senior Trustee by the terms of the

        Related Documents, together with any such powers and discretion as are reasonably incidental thereto;

         5. confirms its agreement to the limitations and qualifications of the Security Trustee's obligations set forth in Article VI of the Security Trust Agreement; and

         6. confirms that this Swap Provider Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

                                               Very truly yours,

                                               [SECURED SWAP PROVIDER]


                                               By _____________________________
                                                  Name:
                                                  Title:

Acknowledged and Agreed to
as of the date first above written:

BANKERS TRUST COMPANY,
  not in its individual capacity, but
  solely as the Security Trustee


By _________________________________
   Name:
   Title:

                                                                       EXHIBIT C
                                                        SECURITY TRUST AGREEMENT


                  [FORM OF SECURITY TRUST AGREEMENT SUPPLEMENT]


Bankers Trust Company, as Security Trustee
   Four Albany Street
   New York, New York 10006                                            [Date]

Attention:  [                   ]


             Re: Security Trust Agreement, dated as of July 15, 1998

Gentlemen/Women:

                  Reference is made to the Security Trust Agreement, dated as of July 15, 1998 (the "Security Trust Agreement"), among AerCo Limited, a limited liability company incorporated under the laws of Jersey, Channel Islands, the Issuer Subsidiaries party thereto, Bankers Trust Company, a New York banking corporation, not in its individual capacity (except as otherwise provided pursuant to Sections 6.03(i) and 6.03(ii) of the Security Trust Agreement), but solely as the initial Security Trustee (the "Security Trustee") and the other parties thereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Security Trust Agreement.

                  The undersigned hereby agrees, as of the date first above written, to become a Grantor under the Security Trust Agreement as if it were an original party thereto and agrees that each reference in the Security Trust Agreement to "Grantor" shall also mean and be a reference to the undersigned.

                  The undersigned hereby assigns and pledges to the Security Trustee for its benefit and the benefit of the Secured Parties with respect to the undersigned, and hereby grants to the Security Trustee for its benefit and the benefit of the Secured Parties with respect to the undersigned a security interest in, all of its right, title and interest in and to:

         (a) all of the following (collectively, the "Non-Trustee Account Collateral"):

                  (i) all of the Non-Trustee Accounts (to the extent permitted by applicable law) in such Grantor's name, all funds held or required by the terms of the Indenture and any Guarantor Indenture to be held therein and all certificates and instruments, if any, from time to time representing or evidencing such Non-Trustee Accounts;

                  (ii) all notes, certificates of deposit, deposit accounts, checks and other instruments from time to time hereafter delivered to or otherwise possessed by the Security Trustee for or on behalf of such Grantor in substitution for or in addition to any or all of the then existing Non-Trustee Account Collateral of such Grantor; and

                  (ii) all interest, dividends, cash, instruments and other
                 property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Non-Trustee Account Collateral of such Grantor;

                 (b) all of the following (collectively, the "Cash Collateral"):

                  (i) all funds of such Grantor held or required by the terms of the Indenture to be held in the Accounts and all certificates and instruments, if any, from time to time representing or evidencing such funds;

                  (ii) all notes, certificates of deposit, deposit accounts, checks and other instruments from time to time hereafter delivered to or otherwise possessed by the Security Trustee for or on behalf of such Grantor in substitution for or in addition to any or all of the then existing Cash Collateral of such Grantor; and

                  (iii) all interest, dividends, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Cash Collateral of such Grantor;

                 (c) all "investment property" (as defined in Section 9-115(1)(f) of the UCC) of such Grantor, and all of the following (the "Investment Collateral"):

                  (i) all Permitted Account Investments made or acquired from or with the proceeds of any Non-Trustee Account Collateral or Cash Collateral of such Grantor from time to time and all certificates and instruments, if any, from time to time representing or evidencing such Permitted Account Investments;

                  (ii) all notes, certificates of deposit, deposit accounts, checks and other instruments from time to time hereafter delivered to or otherwise possessed by the Security Trustee for or on behalf of such Grantor in substitution for or in addition to any or all of the then existing Investment Collateral of such Grantor; and

                  (iii) all interest, dividends, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Investment Collateral of such Grantor; and

         (d) all of the following (the "Security Collateral"):

                  (i) [ENUMERATE THE STOCK OF THE SUBSIDIARIES PLEDGED BY SUCH
                 GRANTOR] (the "Pledged Stock") held by it or any nominee on its behalf and the certificates representing such Pledged Stock, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Stock;

                  (ii) [ENUMERATE THE DEBT OF THE SUBSIDIARIES PLEDGED BY SUCH
                 GRANTOR] (the "Pledged Debt") owed to it and the instruments evidencing such Pledged Debt, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Debt;

                  (iii) all additional shares of Stock from time to time
                 acquired by such Grantor in any manner, and the certificates representing such additional shares and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such additional shares; and

                  (iv) all additional indebtedness from time to time owed to such Grantor by any AerCo Group Member and the instruments evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness;

         (e) all of such Grantor's right, title and interest in and to all Leases to which Grantor is or may from time to time be party and in any lease, conditional sale agreement, hire purchase agreement or other similar agreement with another AerCo Group Member under which it is the lessor or vendor with respect to such Leases (the "Assigned Leases"), including without limitation, (A) all rights of such Grantor to receive moneys due and to become due under or pursuant to such Assigned Leases,
        (B) all rights of such Grantor to receive proceeds of any Insurance, indemnity, warranty or guaranty with respect to such Assigned Leases,
        (C) claims of such Grantor for damages arising out of or for breach or default under such Assigned Leases and (D) the right of such Grantor to terminate such Assigned Leases, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder, whether arising under such leases or by statute or at law or in equity;

         [(f) enumerate any other collateral granted by the Grantor]; and

         (g) all proceeds of any and all of the foregoing collateral (including, without limitation, proceeds that constitute property of the types described in subsections (a), (b), and (c), above).

                  The undersigned hereby makes each representation and warranty set forth in Section 2.07 of the Security Trust Agreement (as supplemented by the attached Annexes) and hereby agrees to be bound as a Grantor by all of the terms and provisions of the Security Trust Agreement. Each reference in the Security Trust Agreement to the Pledged Stock, the Pledged Debt, the Security Collateral and the Assigned Leases shall be construed to include a reference to the corresponding Collateral hereunder.

                  The undersigned hereby agrees, together with the Issuer, jointly and severally to indemnify the Security Trustee, its officers, directors, employees and agents in the manner set forth in Section 9.01 of the Security Trust Agreement.

                  Attached is (i) an Account Letter in substantially the form of Exhibit D to the Security Trust Agreement from the Non-Trustee Account Bank at which such Non-Trustee Account is located and (ii) duly completed copies of Annex I and Annex II hereto.

                This Security Trust Agreement Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

                                               Very truly yours,

                                               [NAME OF GRANTOR]



                                               By _____________________________
                                                  Name:
                                                  Title:



Acknowledged and agreed to
as of the date first above written:


BANKERS TRUST COMPANY,
     not in its individual capacity, but
     solely as the initial Security Trustee


By _________________________________
   Name:
   Title:

                                                                         ANNEX I
                                                   SECURITY AGREEMENT SUPPLEMENT


                                   TRADE NAMES

                                                                        ANNEX II
                                                   SECURITY AGREEMENT SUPPLEMENT


                             CHIEF PLACE OF BUSINESS
                                       AND
                      CHIEF EXECUTIVE OR REGISTERED OFFICE

                                                                       EXHIBIT D
                                                        SECURITY TRUST AGREEMENT


                       FORM OF NON-TRUSTEE ACCOUNT LETTER

                                                           _______________, 1998

[Name and address
of Account Bank]

                              [Name of the Grantor]

Gentlemen/women:

                  Reference is made to Account No. __________ into which certain monies, instruments and other properties are deposited from time to time (the "Pledged Account") maintained with you by ____________________ (the "Grantor"). Pursuant to the Security Trust Agreement, dated as of July 15, 1998 (the "Security Trust Agreement"), among the Grantor, GPA Cash Manager II Limited, as the Cash Manager (the "Cash Manager"), various other parties and Bankers Trust Company, not in its individual capacity (except as otherwise provided pursuant to Sections 6.03(i) and 6.03(ii) of the Security Trust Agreement), but solely as the initial Security Trustee (the "Security Trustee"), the Grantor has granted to the Security Trustee a security interest in certain property of the Grantor, including, among other things, the following (the "Collateral"): the Pledged Account, all funds held or required by the terms of the Indenture or any Guarantor Indenture to be held therein and all certificates and instruments, if any, from time to time representing or evidencing such Pledged Account, all notes, certificates of deposit, deposit accounts, checks and other instruments from time to time hereafter delivered to or otherwise possessed by the Security Trustee for or on behalf of such Grantor in substitution for or in addition to any or all of the then existing Collateral, and all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Collateral, and all proceeds of any and all of the foregoing Collateral. It is a condition to the continued maintenance of the Pledged Account with you that you agree to this letter agreement. Capitalized terms used herein, unless otherwise defined herein, have the meanings assigned to them in the Security Trust Agreement.

                  By signing this letter agreement, you acknowledge notice of, and consent to the terms and provisions of, the Security Trust Agreement and confirm to the Security Trustee that you have received no notice of any other pledge or assignment of the Pledged Account. Further, you hereby agree with the Security Trustee that:

         (a) Notwithstanding anything to the contrary in any other agreement relating to the Pledged Account, the Pledged Account is and will be subject to the terms and conditions of the Security Trust Agreement, and will be subject to written instructions only from an officer of the Security Trustee or from an officer of the Cash Manager.

         (b) You will follow your usual operating procedures for the handling of any remittance received in the Pledged Account, including any remittance that contains restrictive endorsements, irregularities (such as a variance between the written and numerical amounts), undated or postdated items, missing signatures, incorrect payees, etc.

         (c) You will transfer, in same day funds, on each of your business days, an amount equal to the credit balance of the Pledged Account (other than any amount required to be left on deposit for local tax or other regulatory or legal purposes) on such day to the following account (the "Collection Account"):

                           [Insert address of Operating Bank and
                           account number of the Collection Account]

        Each such transfer of funds shall neither comprise only part of a remittance nor reflect the rounding off of any funds so transferred.

         (d) All service charges and fees with respect to the Pledged Account shall be payable by the Grantor, and deposited checks returned for any reason shall not be charged to such account.

         (e) The Security Trustee and the Cash Manager shall be entitled to exercise any and all rights of the Grantor in respect of the Pledged Account in accordance with the terms of the Security Trust Agreement, and the undersigned shall comply in all respects with such exercise.

                  This letter agreement shall be binding upon you and your successors and assigns and shall inure to the benefit of the Security Trustee, the Secured Parties and their successors, transferees and assigns. You may terminate this letter agreement only upon 30 days' prior written notice to the Grantor and the Security Trustee. Upon such termination you shall close the Pledged Account and transfer all funds in the Pledged Account to the Collection Account. After any such termination, you shall nonetheless remain obligated promptly to transfer to the Collection Account all funds and other property received in respect of the Pledged Account.

                  This letter agreement shall be governed by and construed in accordance with the laws of the State of New York.

                                   Very truly yours,

                                   [NAME OF GRANTOR]


                                   By ____________________________________
                                      Name:
                                      Title:


                                    BANKERS TRUST COMPANY,
                                      not in its individual capacity, but solely as the initial Security Trustee


                                    By ___________________________________
                                       Name:
                                       Title:


Acknowledged and agreed to as of
the date first above written:

[NAME OF PLEDGED ACCOUNT BANK]


By _____________________________
   Name:
   Title:

                                                                       EXHIBIT E
                                                        SECURITY TRUST AGREEMENT


                          FORM OF CONSENT AND AGREEMENT

                                                           _______________, 1998


                              [Name of the Grantor]

Gentlemen/women:

                  Reference is made to the agreement between you and the Grantor dated [(the "Assigned Agreement")] [(the "Assigned Lease")].

                  Pursuant to the Security Trust Agreement, dated July 15, 1998 (the "Security Trust Agreement"), among the Grantor, Bankers Trust Company, not in its individual capacity (except as otherwise provided pursuant to Sections 6.03(i) and 6.03(ii) of the Security Trust Agreement), but solely as the initial Security Trustee (the "Security Trustee"), and various parties thereto, the Grantor has granted to the Security Trustee a security interest in certain property of the Grantor, including, among other things, the following (the "Collateral"): [all of such Grantor's right, title and interest in and to the Assigned Agreement] [all of such Grantor's right, title and interest in and to the Assigned Lease, including without limitation, all rights of such Grantor to receive moneys due and to become due under or pursuant to the Assigned Lease, all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Lease, claims of such Grantor for damages arising out of or for breach or default under the Assigned Lease and the right of such Grantor to terminate the Assigned Lease, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder, whether arising under the Assigned Lease or by statute or at law or in equity.] Capitalized terms used herein, unless otherwise defined herein, have the meanings assigned to them in the Security Trust Agreement.

                  By signing this Consent and Agreement, you acknowledge notice of, and consent to the terms and provisions of, the Security Trust Agreement and confirm to the Security Trustee that you have received no notice of any other pledge or assignment of the [Assigned Agreement] [Assigned Lease]. Further, you hereby agree with the Security Trustee that:

                  (a) You will make all payments to be made by you under or in connection with the [Assigned Agreement] [Assigned Lease] directly to the [Rental Account] [Collection Account] or otherwise in accordance with the instructions of the Security Trustee.

                  (b) The Security Trustee shall be entitled to exercise any and all rights and remedies of the Grantor under the [Assigned Agreement] [Assigned Lease] in accordance with the terms of the Security Trust Agreement, and you will comply in all respects with such exercise.

                  (c) [ONLY WITH RESPECT TO ASSIGNED AGREEMENTS] You will not, without the prior written consent of the Security Trustee, (i) cancel or terminate the Assigned Agreement or consent to or accept any cancellation or termination thereof or (ii) amend or otherwise modify the Assigned Agreement.

                  This Consent and Agreement shall be binding upon you and your successors and assigns and shall inure to the benefit of the Security Trustee, the Secured Parties and their successors, transferees and assigns.

                  This Consent and Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                                    Very truly yours,

                                    [NAME OF GRANTOR]


                                    By _________________________________
                                       Name:
                                       Title:


                                    BANKERS TRUST COMPANY,
                                      not in its individual capacity, but solely as the initial Security Trustee


                                    By ________________________________
                                       Name:
                                       Title:


Acknowledged and agreed to as of
the date first above written:

[NAME OF OBLIGOR/LESSEE]


By _______________________________
   Name:
   Title:

                                                                       EXHIBIT F
                                                        SECURITY TRUST AGREEMENT


                       FORM OF SERVICE PROVIDER SUPPLEMENT


Bankers Trust Company, as Security Trustee
Four Albany Street
New York, New York  10006                                                 [Date]


Attention:  [                   ]



             Re: Security Trust Agreement, dated as of July 15, 1998


                  Reference is made to the Security Trust Agreement, dated as of July 15, 1998 (the "Security Trust Agreement"), among AerCo Limited, a limited liability company incorporated under the laws of Jersey, Channel Islands, the Issuer Subsidiaries party thereto, Bankers Trust Company, a New York banking corporation, not in its individual capacity (except as otherwise provided pursuant to Sections 6.02(i) and 6.03(ii) of the Security Trust Agreement), but solely as the initial Security Trustee (the "Security Trustee"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Security Trust Agreement.

         The undersigned hereby:

         1. confirms that attached hereto is a true and complete copy of the _________ Agreement, between the Issuer and the undersigned, dated as of
        ____ (the "Service Provider Agreement");

         2. confirms that it has received a copy of the Security Trust Agreement and such other documents and information as it deems appropriate to make a decision to enter into this Service Provider Supplement;

         3. confirms that upon entering into this Service Provider Supplement, the undersigned shall become a party to the Security Trust Agreement, subject to the terms and provisions thereof, including Section 8.03(c) thereof, and each reference in the Security Trust Agreement to a "Secured Party" shall also mean and be a reference to the undersigned;

         4. appoints and authorizes the Senior Trustee to take any and all actions in respect of the Collateral as are delegated to the Senior Trustee by the terms of the

        Related Documents, together with any such powers and discretion as are reasonably incidental thereto;

         5. confirms its agreement to the limitations and qualifications of the Security Trustee's obligations set forth in Article VI of the Security Trust Agreement; and

         6. confirms that this Service Provider Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

                                             Very truly yours,

                                             [SERVICE SWAP PROVIDER]


                                             By ______________________________
                                                Name:
                                                Title:

Acknowledged and Agreed to
as of the date first above written:

BANKERS TRUST COMPANY,
    not in its individual capacity, but
    solely as the Security Trustee


By ____________________________________
   Name:
   Title:

                                                                       EXHIBIT G
                                                        SECURITY TRUST AGREEMENT


                   FORM OF TAX-RELATED DISPOSITION SUPPLEMENT


Bankers Trust Company, as Security Trustee
Four Albany Street
New York, New York  10006                                                 [Date]


Attention:  [                   ]



             Re: Security Trust Agreement, dated as of July 15, 1998


                  Reference is made to the Security Trust Agreement, dated as of July 15, 1998 (the "Security Trust Agreement"), among AerCo Limited, a limited liability company incorporated under the laws of Jersey, Channel Islands, the Issuer Subsidiaries party thereto, Bankers Trust Company, a New York banking corporation, not in its individual capacity (except as otherwise provided pursuant to Sections 6.03(i) and 6.03(ii) of the Security Trust Agreement), but solely as the initial Security Trustee (the "Security Trustee") and the other parties thereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Security Trust Agreement.

         The undersigned hereby:

         1. confirms that attached hereto is a true and complete copy of the _________ Agreement, between the Issuer and the undersigned, dated as of
        ____ (the "Tax-Related Disposition Agreement");

         2. confirms that it has received a copy of the Security Trust Agreement and such other documents and information as it deems appropriate to make a decision to enter into this Tax-Related Disposition Supplement;

         3. confirms that upon entering into this Tax-Related Disposition Supplement, the undersigned shall become a party to the Security Trust Agreement, subject to the terms and provisions thereof, including
        Section 8.03(c) thereof, and each reference in the Security Trust Agreement to a "Secured Party" shall also mean and be a reference to the undersigned;

         4. appoints and authorizes the Senior Trustee to take any and all actions in respect of the Collateral as are delegated to the Senior Trustee by the terms of the

        Related Documents, together with any such powers and discretion as are reasonably incidental thereto;

         5. confirms its agreement to the limitations and qualifications of the Security Trustee's obligations set forth in Article VI of the Security Trust Agreement;

         6. confirms its agreement that it is entitled only to the priority of repayment accorded to Subordinated Tax-Related Disposition Payments under Section 3.08 of the Indenture; and

         7. confirms that this Tax-Related Disposition Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

                                         Very truly yours,

                                         [SECURED TAX-RELATED DISPOSITION PARTY]


                                         By __________________________________
                                            Name:
                                            Title:

Acknowledged and Agreed to
as of the date first above written:

BANKERS TRUST COMPANY,
    not in its individual capacity, but
    solely as the Security Trustee


By __________________________________
   Name:
   Title:

                                                                       EXHIBIT H
                                                        SECURITY TRUST AGREEMENT


                         FORM OF QUIET ENJOYMENT LETTER


                        [To come from McCann Fitzgerald]

                             Quiet Enjoyment Letter

To:   [Lessee]

From: Banker Trust Company

                                                                 Date: July 1998

Dear Sirs

[         ] Aircraft
Manufacturer's Serial Number [        ] (the "Aircraft")

Aircraft Lease Agreement (as amended and novated) dated [        ] between
[        ] ("Existing Lessor") and [        ] ("Lessee") and Novation of Lease
dated [        ] between Existing Lessor. [        ] (the "New Lessor") and the
Lessee (the "Lease");

Security Trust Agreement (the "Security Agreement") dated 15 July 1998 between AerCo Limited and its subsidiaries (of which the New Lessor is one) (the "Assignors"), Bankers Trust Company (the "Security Trustee") and the other parties named therein;

1. We hereby irrevocably confirm that we will not interfere with the quiet and peaceful possession, enjoyment and use of the Aircraft by you throughout the term of the Lease, so long as no Event of Default under the Lease has occurred and is continuing.

2. The foregoing undertaking is not to be construed as restricting any rights we may have under the Lease (including any rights in respect of the Aircraft) arising pursuant to applicable provisions of the Security Agreement. However, if we exercise such rights during the term of the Lease and provided that no Event of Default has occurred and is continuing under the Lease we will (subject to any requirements or restrictions imposed by applicable law) exercise any rights subject to the terms of the Lease.

3. The rights conferred by this letter are granted only to you and do not extend to any assignee, successor or sub-lessee.




________________________________________________
Bankers Trust Company

By:
Name:
Title: